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                                                                  Exhibit 10.47
                                                                  --------------

                                                                  EXECUTION COPY

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               Exchange Commission. Asterisks denote omissions.



         DIRECTORY AND LOCAL ADVERTISING PLATFORM SERVICES AGREEMENT
          -----------------------------------------------------------

     This Directory and Local Advertising Platform Services Agreement (the "Agreement"), dated as of December 11, 2000 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Switchboard Incorporated ("SB"), a Delaware corporation, with offices at 115 Flanders Road, Westboro, MA 01581. AOL and SB may be referred to individually as a "Party" and collectively as the "Parties."

                                 INTRODUCTION
                                 -------------

AOL and SB each desires to enter into a strategic technology development, marketing and services agreement designed to create new interactive local merchant directory advertisement opportunities on the AOL Properties (as defined herein). As a key component of this effort, AOL will create a new yellow pages product powered by SB that will be integrated throughout the AOL Properties in the manner provided in this Agreement. SB will develop, host, operate and support the core database and platform for the yellow pages product as set forth herein and other products as may be developed from time to time. AOL will develop, control, host, design and maintain the user interface for the yellow pages product, and will provide to SB platform exclusivity and distribution, as expressly set forth herein. As provided herein, AOL will actively market and sell Directory Advertisements, directly and/or through third party channels, and will share revenue with SB from such sales efforts in order for both Parties to enjoy the benefits of the Parties' collaborative focus on the interactive local merchant advertising market. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms on Exhibit A hereto.


                                     TERMS
                                     -----

1. LOCAL BUSINESS DIRECTORY PRODUCT. AOL intends to develop a suite of online, wireless, voice, PDA, AOLTV, or other media (electronic or otherwise) for interactive local business directory products ("Local Business Directory Products") (and other products that may utilize components of the Local Business Directory Products). As part of this initiative, AOL will create a comprehensive, interactive yellow pages business listings product ("YP Product"), which AOL will distribute on the AOL Properties in accordance with this Agreement. The YP Product, and other mutually agreed upon Local Business Directory Products, will utilize the DLA Platform (as defined in
     Section 2), as further described in Section 2 hereof, and will also incorporate features and functionality, tools and APIs to be provided by both Parties as set forth herein. AOL will create and maintain a user interface for the YP Product (the "AOL YP User Interface"), as well as other user interfaces for other Local Business Directory Products as deemed appropriate by AOL in its sole discretion. AOL shall design, develop, control, host, operate and maintain the AOLYP User Interface, (a) which shall include, without limitation, a color scheme, branding, permanent navigational features, shortcut searches, rotating links and add-on functionality (e.g., upsells) determined by AOL in its sole discretion, and
     (b) all pages of which (including without limitation, the Search Screen, related Results Pages and other pages such as the Help Screen) shall be hosted on AOL servers and be served by AOL under AOL-designated URLs. SB and AOL shall work together to enable the interoperability of APIs developed by the Parties hereunder with the AOL YP User Interface.


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2.   DLA PLATFORM.  The directory and local advertising platform which shall support the YP Product shall be comprised of the following components: (1) the [**] Database (each as defined in Section 3 hereof), (2) AOL Features or Functionality and SB Features and Functionality, and (3) other tools and APIs as further described in Section 5 (collectively referred to herein as the "DLA Platform"). Each Party shall have certain responsibilities with respect to the management, maintenance and development of the DLA Platform, as further set forth in Sections 4 and 5 hereof and Exhibit C hereto. AOL shall have the right to use the DLA Platform in connection with any of its Local Business Directory Products in accordance with the licensing provisions set forth in Section 8 hereof.

3. [**]. The DLA Platform shall include [**] of local business information: the [**] Database ([**] as defined below, [**].

     3.1     [**] DATABASE. The [**] Database" shall include the following data:
             (i) Directory Advertisements, (ii) Self-Pub Ads, (iii) SB Data,
             (iv) Corrected Data, (v) Third-Party Licensed Data, and (vi) Level I Data Enhancements. 3.1.1 SB Obligations. Subject to Sections 3.3 and 7.1.1, SB shall create, develop, operate, support, update and maintain the [**] Database in accordance with the terms and conditions of this Agreement (including without limitation, Exhibits C and F hereto), solely for use by AOL and AOL Users; provided that AOL acknowledges that SB may also use SB Data and SB-Licensed Data for any other purpose. The [**] Database shall be a stand-alone database (i.e., [**] SB YP Database) and shall be hosted and maintained on dedicated SB servers; provided, however, that the pages accessing the [**] Database will be served by AOL under an AOL URL (e.g., www.aolyp.com, www.yellowpages.aol.com, etc.) to be determined by AOL in its reasonable discretion; provided, further, that AOL shall use commercially reasonable efforts to encourage Media Metrix and other third party media ratings services to equally or secondarily credit SB with traffic related pages with substantial content that has the [**] Database as its primary source. SB shall bear the incremental cost of hardware (e.g., servers) and facilities (e.g., rack or floor space) associated with the [**] Database. SB shall have the primary responsibility to enable the interoperability of the [**] Database in a [**] with the [**] Database (as defined below) and the AOL YP User Interface. AOL shall have the right (subject to any third-party data licensing restrictions) to require that SB organize and present to AOL Users the information contained in the [**] Database in any format reasonably deemed appropriate by AOL, and SB shall customize the [**] Database to allow for such formatting. In addition, SB shall have the primary responsibility for ensuring that AOL Users shall have the ability to search the [**] Database and view the results of such searches (including any Level I Data Enhancements) through the AOLYP User Interface.

     3.1.2 AOL Advertisement Rejection Right. AOL may refuse (in its sole discretion) to allow any data (including without limitation any SB Data, Directory Advertisements, Corrected Data, Third-Party Licensed Data, etc.) to be placed in the [**] Database that violates, in the reasonable discretion of AOL (i) the AOL Standard Policies, or (ii) any exclusive or premier arrangement to which AOL or any AOL Affiliate is a party (collectively, the "AOL Advertisement Rejection Right"), and, upon notice by AOL, SB shall prevent the inclusion of (or promptly remove) (and in no event less than [**] following notice by AOL) any such listing in the [**]r Database that is rejected by AOL. Upon execution of this Agreement,




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             AOL shall provide to SB a list of product categories in which AOL maintains exclusive or premier relationships as of the Effective Date.

             Notwithstanding the foregoing, to the extent that AOL enters into exclusive or premier arrangements with third parties following the Effective Date, the entrance by AOL into such exclusive or premier relationship shall not require the removal of any pre-existing SB Data from the [**] Database and shall be subject to Section 12 hereof.

     3.1.3 Subject to Section 3.1.1, the AOL Advertisement Rejection Right and the remainder of this Section 3.1.3, AOL hereby grants SB the right to include in the [**] Database (at no charge and to the extent consistent with the collective objectives of the Parties as set forth in Section 13 (iii)) [**] [**] for advertisers that are displayed through the yellow pages database and user interface of the Standard SB Site ("SB Directory Ads"). The SB Directory Ads will be displayed in the YP Product in accordance with the AOL YP User Interface, as the same is displayed on the AOL Properties.

             (a) Notwithstanding the foregoing, AOL will only accept SB Directory Ads that are for [**] with [**] (i.e., no SB national or regional advertisers). In addition, such SB Directory Ads shall only be permitted to appear in up to 3 heading categories within the [**] Database, (2) shall follow the reach parameters set forth in Exhibit C (e.g., no SB Directory Ad will receive greater than a [**] mile radius reach), and (3) shall otherwise comply with other requirements reasonably requested by AOL from time to time.

             (b) Any SB Directory Ads submitted by SB but rejected by AOL will not count toward the [**] to be afforded to SB. For such advertisements to be included in the [**] Database (as agreed upon by AOL in writing) in excess of the foregoing number, the Parties shall negotiate in good faith to agree upon the economic compensation and allocation related thereto.

     3.1.4 AOL Right to Include Existing SB Data. Notwithstanding the foregoing, subject to the AOL Advertisement Rejection Right (as defined above in Section 3.1.2), AOL shall have the right to include in the YP Databases any Existing SB Data (excluding any Third-Party Licensed Data and other data, if any, that SB is contractually precluded as of the Effective Date from providing to AOL, a list of which SB shall make available to AOL no later than [**] days following the Effective Date), which Existing SB Data shall be no less current, as of the Effective Date, in any material respect than data provided in any other SB YP Database (other than data excluded as provided above).

3.2 [**]DATABASE. The "[**] Database" shall include the following data: (i) Level II Data Enhancements, and (ii) any applicable portions of the [**] Database as AOL desires to include in the [**] Database from time to time, in its sole discretion.

     3.2.1 AOL Obligations. AOL shall host the [**] Database and related software on AOL servers. AOL, in its sole discretion, shall have the right to structure the [**] Database [**]. AOL shall create, develop, operate, support, update and maintain the [**] Database in a manner to be determined by AOL from time to time in its reasonable discretion. AOL shall bear the incremental cost of hardware (e.g., servers) and facilities (e.g., rack or floor space) associated with the [**] Database.



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     3.2.2  Transition of Level II Data Enhancements to [**] Database. AOL shall have the right to require SB (from time to time) to transition certain Level II Data Enhancements for inclusion in the [**]
            Database ("[**] Enhancements"); provided that such [**] Enhancements shall be subject to the terms and conditions of this Agreement that apply generally to the [**] Database (including, without limitation, Level I Data Enhancements) and to SB's obligations with respect to the DLA Platform (including, without limitation, Sections 5.3 and
            Section 7 hereof).

     3.2.3 Synchronization of YP Databases; Access to Non-Synchronized Data. SB shall be primarily responsible for (a) the synchronization of the YP Databases and (b) continuous AOL and AOL User access to the non-synchronized data contained in the[**] Database (i.e., the data [**] by AOL for inclusion in the [**] Database), in each case as further described in Exhibit C hereto. AOL shall assist SB as reasonably necessary in connection with the foregoing obligations, and with respect to SB's primary responsibility to ensure interoperability between the YP Databases as set forth in Section 3.1.1.

3.3 USE OF THIRD-PARTY-LICENSED DATA. AOL shall have no obligation to use any SB-Licensed Data in the YP Databases or otherwise as part of the DLA Platform or YP Product. AOL shall have the right to use any SB-Licensed Data as the exclusive or non-exclusive source of listings data for the YP Databases, subject to applicable third-party license restrictions. To the extent that current licenses do not permit the Parties to include listings data in the DLA Platform, the Parties will work together to secure applicable licenses for such inclusion (the licensing fees for which shall be borne by AOL unless otherwise agreed upon by the Parties in writing). Each Party shall [**] at any time [**] hereunder.

3.4 UTILIZATION OF MULTIPLE DATA PROVIDERS. Nothing in this Agreement shall prohibit AOL from utilizing multiple or varying data providers to provide information for use in connection with the YP Databases and to present such data to AOL Users. The Parties will work together in good faith to utilize consistent data providers for like data in the YP Databases.

3.5  NO RESALE OF DATA.
     -----------------

     3.5.1 SB Data. AOL shall not resell or sublicense any SB Data provided to AOL by SB during the License Period for use with the DLA Platform; provided that, the use and distribution of such data by AOL or its Affiliates, consistent with this Agreement, as part of a Local Business Directory Product shall not constitute the resale or sublicense of such data for purposes of this Section 3.5. AOL shall have the right to require SB to merge the SB Data with other data in the [**] Database (subject to applicable third-party licensing restrictions) for access on or through the DLA Platform.

     3.5.2 SB-Licensed Data. AOL shall not resell or sublicense any SB-Licensed Data provided to AOL by SB during the License Period for use with the DLA Platform; provided that, the use and distribution of such data by AOL or its Affiliates, consistent with this Agreement and any relevant third-party licenses, as part of a Local Business Directory Product shall not constitute the resale or sublicense of such data for purposes of this Section 3.5. AOL shall have the right to require SB to merge the SB-Licensed Data with other data in the [**]Database (subject to



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             applicable third-party licensing restrictions) for access on or through the DLA Platform

3.6 SB INTERACTIVE DIRECTORY OF BUSINESS LISTINGS. As SB develops, creates, acquires, or extensively participates in (as a publisher) an interactive directory of business listings other than the [**]Database during the Term ("Additional SB YP Data"), AOL shall have the option to require that SB use and/or integrate such Additional SB YP Data for or into the [**] Database in its sole discretion, except to the extent that SB may be precluded from doing so by contracts with third parties [**]

4. AVAILABILITY OF SB FEATURES AND FUNCTIONALITY. As part of the Included SB Services, SB shall (subject to restrictions in agreements between SB and third parties in full force and effect on the Effective Date) make all SB Features and Functionality available to AOL for use in connection with the DLA Platform. In addition, at AOL's request, SB shall (subject to restrictions in agreements between SB and third parties in full force and effect on the Effective Date) make available to AOL for use in connection with the DLA Platform any other tools or applications which are generally available through or on SB Interactive Sites, on commercially reasonable terms to be mutually agreed upon by the Parties. SB shall be responsible for updating and maintaining SB Features and Functionality during the Term of the Agreement and shall be primarily responsible for enabling the interoperability of SB Features or Functionality with the DLA Platform (including, without limitation, the YP Databases). In the event [**] related to SB's Features or Functionality that [**] shall be responsible for [**] in the event that [**] to use such SB Features and Functionality [**] provided that (i) SB shall [**], and (ii) AOL shall [**] as the case may be) for [**] such SB Features and Functionality.

5.  API AND TOOLS DEVELOPMENT
    -------------------------

     5.1  SB.
          --

          5.1.1 API Development. Subject to the terms of this Agreement, SB shall develop and provide: (i) a suite of APIs to query, the [**] Database (collectively, "SB APIs") and a series of tools to insert, edit and update the [**]Database, in each case as further described in Exhibit C, and (ii) other methods of data access as set forth in Exhibit C. To the extent reasonably requested by AOL, SB shall develop appropriate APIs and tools for use with the [**] Database in accordance with the terms of this Agreement.

          5.1.2  API Support. As part of SB's obligations under this Agreement,
                 (i) the SB API's shall contain all functionality reasonably necessary to support, use, and interoperate with (including, without limitation, to use the principal functions of) the [**] Database in accordance with this Agreement; provided, however, that, to the extent that such SB APIs are insufficient to enable such interoperability, SB shall modify such APIs, as promptly as commercially reasonable, to enable such interoperability; (ii) SB will provide AOL with all APIs reasonably necessary to allow the AOLYP User Interface to interoperate with the YP Databases and the DLA Platform and to afford AOL (and AOL Users) with access to the [**] Database and the DLA Platform in accordance with this Agreement, as further set forth in Exhibit C; and (iii) no modifications by SB to the DLA Platform or the YP Databases shall materially impair or degrade any of the foregoing functionality, provided that such obligation in this clause (iii) shall not apply to modifications requested by AOL outside the scope of the All-In Services. During the License Period, to the extent reasonably necessary for AOL to modify, develop, add, delete or use any Level II Data Enhancements in connection with the functionality or features of the DLA Platform, the [**] Database, the AOL YP




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                 User Interface and/or the YP Product, upon AOL's request, SB shall develop and provide to AOL APIs to the DLA Platform, the YP Databases and/or AOL YP Product (as applicable) so that such Level II Data Enhancements can interoperate with (including, without limitation, use the principal functions of) the DLA Platform, the YP Databases and/or the YP Product.

          5.1.3 Self-Pub Tools. SB shall provide the Self-Pub Tools, and (if applicable) Next-Generation Self-Pub Tool, each as defined in Exhibit D attached hereto.

     5.2  AOL.

          5.2.1 API Development. Subject to the terms of this Agreement, AOL shall develop and provide a suite of APIs to query, insert, edit and update the [**] Database to access AOL Features or Functionality and to interoperate with the AOL YP User Interface.

          5.2.2 API Support. As part of AOL's obligations under this Agreement, the AOL API's shall contain all functionality reasonably necessary to support, use, and interoperate with (including, without limitation, to use the principal functions of) the [**] Database, AOL YP User Interface, AOL Features or Functionality and aspects of the [**] Database as incorporated therein in accordance with this Agreement.

     5.3  AOL REQUESTED DLA PLATFORM MODIFICATIONS.

          5.3.1 AOL shall have the right, from time to time, to request that SB integrate certain features or functionalities (beyond those that fall within the scope of the Included SB Services), including AOL Features or Functionality, into the DLA Platform (collectively "AOL Modifications"). Each AOL Modification shall be documented in a statement of work executed by the Parties (a "Statement of Work"), which shall (i) identify the technical requirements relating to the requested features and functionalities, (ii) set forth the implementation plan for such features and functionalities, and (iii) set forth which one of the three "AOL Modification Categories" described below the AOL Modification falls within, as mutually agreed by the Parties (any such agreement not to be unreasonably withheld by either Party). For the avoidance of doubt, where integration of any requested AOL Modification (in the Modification Category requested by AOL) would be commercially reasonable in view of all relevant technical constraints, and subject to Section 11.2.2(b), SB shall [**].

                 (a) Modification Category 1: Designed-For-Segregation Feature. Any such AOL Modifications shall be integrated by SB into the DLA Platform in a manner such that the AOL Modification is exclusively available to AOL Users (a "Designed For-Segregation Feature"). Each such Designed for Segregation Feature shall be a separate module integrated into the DLA Platform through a stand-alone API and shall not be threaded throughout the SB YP Platform source code.

                 (b) Modification Category 2: [**] Feature. Any such AOL Modifications shall be integrated by SB into the DLA Platform such that the AOL Modification will be [**] any SB Interactive Site or any other third party Interactive Site (even if such AOL Modifications may form part of the SB YP Platform source code) (collectively, [**]


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                       Features"). The applicable Statement of Work shall
                       specifically identify what it means [**] and the [**]

                 (c) Modification Category 3: Threaded AOL Modification. AOL Modifications that are not implemented as Designed-For-Segregation Features or [**] Features shall be integrated with the DLA Platform in a threaded fashion upon the prior written approval by AOL consistent with the Statement of Work requirements of this Section 5.3.1 (a "Threaded AOL Modification").


          5.3.2 For a period of [**] days following the development and implementation thereof, SB will make available to AOL, upon AOL's request (or requirement by the relevant Statement of Work), copies of any source code developed or otherwise created by SB or any third party for any AOL Modifications that (a) are segmented or segmentable and (b) can be duplicated in segmentable form or otherwise capable of duplication ("Segmentable Source Code"), which Segmentable Source Code AOL shall have the right to use in a manner determined by AOL both during and after the License Period, in its sole discretion.

          5.3.3 Furthermore, the Parties acknowledge and agree that (x) it is the intent of the Parties that no AOL Features or Functionality shall be integrated into the DLA Platform as a Threaded AOL Modification without the prior, written approval of AOL (consistent with the requirements of Section 5.3.1 above), which approval shall include applicable licensing terms for such AOL Features or Functionality as mutually agreed upon by the Parties, and (y) that the restrictions set forth in Sections 5.3.1(a), (b) and (c) above shall survive the termination or expiration of this Agreement. To the extent that any features or functionalities are not AOL Features or Functionalities or are not contained in a Statement of Work, SB shall own such features or functionalities as SB Platform Components under Section 7.1.1 and subject to SB's confidentiality obligations hereunder.

          5.3.4 During the Initial Term, senior technical representatives of each Party shall conduct a development review meeting ("Development Review Meeting") once per quarter to review the status of all changes to the DLA Platform that have been made during the previous quarter.

                 (a) If such technical representatives have a bona fide disagreement about whether or not a particular modification integrated into the DLA Platform is an AOL Feature or Functionality, then the Parties shall submit such dispute to the Steering Committee for resolution in accordance with Section 13 hereof.

                 (b) In the event that the Steering Committee fails to resolve such dispute within the time period set forth in Section 13, then the Parties shall submit such dispute to the Management Committee for resolution in accordance with
                      Section 1.1 of Exhibit I.

                 (c) Notwithstanding the provisions of Exhibit I, if the Management Committee fails to resolve the dispute within the time period provided therein, such dispute as to whether the modification at issue is an AOL Feature or Functionality shall be resolved exclusively and finally by arbitration in accordance with Section 1.2 of Exhibit I. In the interest of expeditious



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                      resolution, the Parties agree that (in accordance with
                      Section 1.2 of Exhibit I) such arbitration shall take place as quickly as reasonably practicable and the Complex Procedures shall not apply.

                 (d) If the modification at issue is determined to be an AOL Feature or Functionality, then as soon as reasonably practicable, but in no event later than [**] days following resolution of the dispute by any of the foregoing means, SB shall stop making any such AOL Feature or Functionality available to any third party (including without limitation, users of any SB Interactive Site or any third party interactive site). In addition, following resolution of any such dispute, SB shall provide AOL with a copy of any Segmentable Source Code associated with such AOL Features or Functionality.

6.  OTHER SB SUPPORT OBLIGATIONS.

     6.1 INFRASTRUCTURE SERVICES; MERGE/PURGE. SB shall provide the infrastructure services (including related hardware and/or software, merge/purge services) reasonably necessary to support and maintain the DLA Platform as set forth in this Agreement (including, without limitation, Exhibit C) and as otherwise reasonably requested by AOL from time to time. SB shall update and maintain the DLA Platform and [**] Database on a regular and consistent basis in accordance with Exhibit C, and in no event less frequently than SB updates and maintains the SB YP Platform and/or the SB YP Database for the Standard SB Site.

     6.2 BEST OF BREED. The DLA Platform shall be within the top [**] then-current interactive business directories, in terms of the categories set forth below (the "Best-of-Breed Obligation"):

          (1) features and functionality (except to the extent that AOL elects not to include same in the DLA Platform); and

          (2)  technology platform (including any relevant SB APIs and tools).

          SB's compliance with the Best-of-Breed Obligation set forth above shall be determined by an independent third party, whose selection and methodology shall be mutually agreed upon by AOL and SB within [**] days following execution of this Agreement (such agreement not to be unreasonably withheld by either Party). Such independent third party will consider the above factors in the aggregate, excluding aspects of the DLA Platform substantially controlled by AOL. To the extent AOL and SB cannot agree on the selection of such independent third party and methodology, AOL and SB shall refer the matter to the Steering Committee for resolution thereof, the determination of which shall be binding upon both Parties. SB shall have [**] days to cure any breach of the Best of Breed Obligation.

     6.3 TAXONOMY. AOL and SB shall use commercially reasonable efforts to work together and to notify each other and the Alternative Sales Forces of:
          (i) any differences in taxonomy between the SB YP Platform (or any SB YP Database) and the DLA Platform (or the YP Databases) as such may exist prior to the creation and implementation of the Initial DLA Platform (as defined in Section 11.5.1 hereof); and (ii) any differences, changes or modifications in taxonomy between any SB YP Platform (or any SB YP Database) and the DLA Platform (or YP Databases), as such may exist during the License Period. In addition to the foregoing, for the Initial DLA Platform and the YP Databases (and as part of the Included SB Services), SB shall assign stable identifiers to all categories and shall make the following types of changes to the taxonomy as reasonably requested by AOL:



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          (i) text changes to categories; and (ii) additions or deletions of categories. Following the development of the Initial DLA Platform, AOL shall have the right to require SB to make additional changes (of the type described in (i) and (ii) above) to the taxonomy as reasonably requested by AOL for the DLA Platform and the YP Databases.

     6.4 SOURCE CODE ESCROW. SB and AOL will enter into an escrow agreement (the "Source Code Escrow Agreement"), containing terms and conditions subject to the mutual agreement of the Parties, for the limited use by AOL of the SB Platform Components (as defined below in Section 7.1.1) (and any other aspects of the DLA Platform controlled by SB) and [**] Database, in source code form (the "Source Code"), solely for the purposes of undertaking activities which SB is obligated to perform or undertake hereunder and fails to perform or undertake as required hereunder. The Source Code Escrow Agreement shall provide that AOL shall be entitled to a copy of the Source Code, which SB shall regularly update (no less frequently than on a quarterly basis, subject to the remainder of this Section 6.4), only upon the occurrence of all of the following three (3) events (collectively, the "Release Conditions"): (i) SB's material breach of its material obligations hereunder to provide, maintain or support the DLA Platform and/or YP Databases, which breach materially adversely affects the AOL YP Product; (ii) AOL's written notice to SB detailing such material breach; and (iii) SB's failure to cure such material breach within [**] days of receipt of such notice. Upon notice by AOL to SB of material breach and/or termination of this Agreement, SB shall update the Source Code within [**] of receipt of such notice ("[**] Update Period"). In the event SB fails to update the Source Code either on a quarterly basis (as required above) or within any [**] Update Period, AOL shall have the right to seek any remedies hereunder, at law or in equity (including, without limitation, specific performance), to enforce such obligation. The Source Code Escrow Agreement will not include any right to sublicense, transfer, assign, disclose or distribute the Source Code to any third party without SB's prior written consent, and the Source Code Escrow Agreement will contain provisions, reflective of the sensitivity of the Source Code, to preclude the unauthorized use or disclosure of the Source Code or information derived therefrom. Promptly after execution of this Agreement, and in any event within [**] days, SB and AOL shall negotiate and enter into the Source Code Escrow Agreement with Data Securities International or another escrow holder acceptable to each Party. The Source Code Escrow Agreement will contain provisions for SB to provide AOL with reasonable assistance in understanding and using the Source Code upon occurrence of the Release Conditions, as well as provisions providing for the return of the Source Code to SB upon cure (to the reasonable satisfaction of AOL) of the aforementioned material breach by SB. AOL's use of the Source Code shall not exceed the narrow purpose set forth in this Section 6.4. Each of the Parties shall be responsible for its own costs and expenses associated with establishing the escrow account as set forth in this Section. The Parties shall share equally any third party escrow account maintenance costs related to the Source Code Escrow Agreement.

7.  OWNERSHIP.

     7.1  DLA Platform, Features and Functionality, APIs and AOL Modifications.

          7.1.1 SB. As between the Parties, except as otherwise provided in this Agreement, SB shall own (i) all aspects of the DLA Platform (x) developed by SB prior to the Effective Date and integrated into the DLA Platform, and/or (y) developed by SB outside the scope of this Agreement, (ii) all SB Features or Functionality and all SB APIs and tools which are owned or licensed by SB or were developed by SB outside the scope of this Agreement, (iii) all SB Data, and (iv) (consistent with and subject to the restrictions set forth in Section 5.3 with respect to [**] Features and/or Threaded AOL Modifications as the case may be) any


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                 [**] Features and any Threaded AOL Modifications
                 (collectively, the "SB Platform Components").

          7.1.2 AOL. As between the Parties, except as otherwise provided in this Agreement, AOL shall own the [**] Database and the DLA Platform, all AOL Features or Functionality, and all Level II Data Enhancements (including Designed-For-Segregation Features); provided that AOL shall not own SB Platform Components as defined in Section 7.1.1 above. AOL also shall own and control the name of the YP Product and any AOL APIs, the AOLYP Look and Feel, and all aspects of the AOLYP User Interface, in each case excluding any SB trademarks or generic terms contained therein. AOL hereby grants SB a non-exclusive, royalty-free license to use the name of the YP Product, the AOLYP Look and Feel, and the AOLYP User Interface during the License Period, solely for the purposes of this Agreement and only as expressly permitted hereunder. AOL hereby grants SB the right to use the Designed-For-Segregation Features during the License Period solely to perform its obligations under this Agreement and only with respect to the DLA Platform and the YP Databases.

          7.1.3  AOL and SB.

                 (a) The Parties shall jointly own all SB APIs created or otherwise developed under this Agreement (specifically excluding SB API's developed pursuant to Section 7.1.1(ii)).

                 (b) To the extent any works are jointly owned under this Agreement, each Party may independently exploit such jointly owned work, but neither Party shall be entitled to an accounting of profits from the other Party in connection therewith. Each Party shall bear its own cost to provide reasonable assistance to the other Party, at such Party's request, in connection with protecting, maintaining and enforcing any patent, copyright or other proprietary right in the jointly owned work. In the event any jointly owned work embodies any jointly developed invention, AOL shall have the right to control the prosecution, maintenance and enforcement of any patent rights therein.

     7.2  DATA.

          7.2.1 SB. SB shall own all SB Data, provided, however, that during the License Period, AOL shall have the right to use the SB Data and any SB-Licensed Data (to the extent permitted by the applicable third party licenses) in accordance with the terms of this Agreement, provided, further, that upon termination or expiration of the License Period, (1) SB shall have the right to remove all SB Data and any SB-Licensed Data from the [**] Database (and to cause AOL to remove all SB Data and SB-Licensed Data from the [**] Database), and (2) AOL shall have no right to use any SB Data and/or SB-Licensed Data in any manner whatsoever upon termination or expiration of the License Period.

          7.2.2 AOL. AOL shall own any Existing AOL Data, and all data in the [**] Database (other than any SB Data and any Third-Party Licensed Data). During the License Period, SB shall have the right to use such data (solely for the purposes of carrying out its obligations under this Agreement) included within the [**] Database as permitted by the terms of this Agreement; provided, further, that SB shall have no right to use any such data (other than the SB Data and



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                 SB-Licensed Data) in any manner whatsoever upon termination or expiration of the License Period.

          7.2.3  Corrected Data. Notwithstanding the provisions of Sections
                 7.1.1 and 7.1.2 above, the Parties shall have the right to use Corrected Data without restriction both during and after the License Period, subject to applicable law.

8.  LICENSE.

    8.1 During the Term and any Wind-Down Period (collectively, the "License Period") and subject to restrictions in third party agreements as described in Section 8.2 below, SB hereby grants AOL a non-exclusive, non-transferable, worldwide, royalty-free, right and license to promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify and adapt, the SB Platform Components as part of the Local Business Directory Products, (i) on or through any platform (e.g., wireless, voice portal, PDA, AOLTV, etc.) or media (electronic or otherwise) on or off line (other than print directories), and (ii) on any area of the AOL Network (and/or on any third party web sites linking thereto), subject to the terms this Agreement (collectively, the "License"). Notwithstanding the foregoing, the License shall not include the right by AOL to: (i) promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify or adapt SB Data except in connection with any Local Business Directory Product in accordance with this Agreement; or
         (ii) promote, market, advertise, reproduce, display, distribute, perform, communicate, transmit, use, modify, access, adapt or reverse engineer computer code owned by SB, in source code form or otherwise, except as may be permitted in accordance with Sections 5, 6.4, or 11.3 of this Agreement. SB further covenants not to assert against AOL or its Affiliates any patents obtained by SB that are based upon the work performed by SB for AOL under this Agreement.

    8.2 The License shall include the right (i) to permit AOL Users to search for, locate and subsequently view, download, and print the [**] Database (or any portions thereof), subject to any applicable provisions or restrictions set forth in this Agreement or any other applicable third party licensing restrictions and (ii) to use, in connection with the DLA Platform, the YP Databases and the YP Product on the AOL Network, the SB APIs (including the right to make such APIs available to third parties, which disclosure shall be subject to the confidentiality restrictions contained herein, for purposes of development of the DLA Platform and the YP Databases), and software and tools (in the form currently provided by SB or as reasonably requested by AOL subject to the terms of this Agreement) owned by SB or provided by SB to AOL pursuant to this Agreement. The foregoing License further includes any other express rights granted by SB to AOL herein, subject to any restrictions set forth in the Agreement.

9.  PROMOTION AND DISTRIBUTION OF THE YP PRODUCTS.

     9.1  AOL PROMOTION OF THE YP PRODUCT.

          9.1.1 Promotions. During the Initial Term, AOL, or its Affiliates (as applicable), shall promote the YP Product as set forth below. To the extent such promotions apply to the AOL Service, AOL.com and/or Digital City, such promotions shall be delivered to SB following the [**] (as defined in Section 9.3 of this Agreement). The aforementioned promotions of the YP Product shall include:

                 (a)  a yellow pages link on the home page of AOL.com;

                 (b) an above-the-fold, yellow pages link on the home pages of AOL Search and AOL.com Search, and the "Yellow Pages"
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                 (c)  run of service banner advertisements as determined by AOL in its sole discretion;

                 (d)  a yellow pages link on (i) the home page of Netcenter,
                      (ii) the "Net Search" page of Netcenter; (iii) Netcenter Search query pages, results pages and category pages; and
                      (iv) search panels of My Netscape;

                 (e) a yellow pages bookmark in the Netcenter "Personal Toolbar" (or similar toolbar);

                 (f) other promotions to be determined by Netcenter, in its reasonable discretion (e.g., e-mail, newsletters, pop-ups, sidebars, etc.);

                 (g) a yellow pages link on the CompuServe "Main Menu" and/or on the Compuserve.com home page;

                 (h) a yellow pages link on CompuServe's "People and Lifestyle" page and "Research" Page;

                 (i)  the "Yellow Pages" search term on CompuServe; and

                 (j) yellow pages links on the city main pages of DCI and other promotions threaded across DCI at DCI's discretion.

                 In addition to the foregoing, the Steering Committee shall discuss from time to time other promotional opportunities designed to increase pageview traffic. SB acknowledges and agrees that AOL (or any AOL Affiliate) shall have the right to redesign any area of the AOL Network, and if such redesign eliminates or otherwise recharacterizes the area in which any of the foregoing promotions are to appear, AOL (or such AOL affiliate, as applicable) shall provide a comparable promotional placement to SB (as the sole remedy) with such comparable promotional placement to be determined by AOL in its reasonable discretion.

          9.1.2  Design of Promotions.

                 (a) The specific form, placement and nature of any promotions provided by AOL hereunder of the YP Product will be determined by AOL in its reasonable discretion in accordance with this Agreement.

                 (b) Any use of SB intellectual property in such promotions shall be in accordance with this Agreement.

     9.2 Branding of the YP Product. Each of the YP Product pages (including, without limitation, each page of the AOL YP User Interface that links into any YP Databases) shall be primarily branded with one or more AOL or AOL Affiliate trademarks, or (to the extent not prohibited by the provisions of Section 4 hereof) the marks of any AOL-designated third party, in each case to be determined by AOL in its sole discretion. Subject to Section 12, AOL, in its sole discretion, shall have the right to provide ingredient or other branding to other third parties providing sales and/or content services for the YP Product or any component or area thereof (including, without limitation, on any Results Page). Notwithstanding the foregoing, on all Results Pages:
          (a) SB shall receive non-clickable, non-linking textual attribution of at least a font size of HTML font size = [**] (i.e. approximately the equivalent of [**]) (the "SB Attribution"); and (b) AOL shall include,
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          third party data supplier attribution ("Data Supplier Attribution").
          In the event [**] to the [**] shall [**] with [**] to [**] [**] but shall [**] to [**].

     9.3 [**]Regarding Certain AOL Interactive Properties. AOL hereby represents and warrants that: (a) as of the Effective Date, AOL believes in good faith that [**] which [**]. As soon as reasonably possible upon the [**] of such [**], AOL shall distribute the DLA Platform [**] in accordance with the terms of this Agreement as they relate to distribution of the DLA Platform in AOL Properties generally (the "[**]"), provided that SB is in compliance with its material obligations set forth in Exhibit C hereto. In the event that the DLA Platform is [**] (or the [**]) due to the [**] (or due to [**]), SB shall have the right, provided that SB is in compliance with its material obligations set forth in Exhibit C hereto, to terminate this Agreement upon [**] prior written notice to AOL, and this Agreement will [**] transition to the Wind-Down Period set forth in Section 20.7; provided further, that upon the [**] SB's termination and reimbursement rights set forth in this section 9.3 shall terminate. Upon any such termination by SB, (i) AOL shall refund to SB [**] prior to such date (and subject to [**] under this Agreement at such time), and (ii) SB shall have no further obligation to make [**] (not then due and owing) hereunder during the remainder of the Initial Term.

10.  SALES OF DIRECTORY ADVERTISEMENTS AND SELF-PUBLISHED ADS WITHIN THE YP
     PRODUCT

     10.1  DIRECTORY ADVERTISEMENTS.

           10.1.1 AOL Sales Channel Exclusivity. AOL shall have the exclusive right to sell all Directory Advertisements and/or Self-Pub Ads including, without limitation through any AOL Alternative Sales Forces. AOL shall use good faith efforts to maintain a sales force (or designate someone to manage third-party sales forces efforts) designed to sell Directory Advertisements hereunder in a manner consistent with the purposes of Section 13(iii). In addition, the Steering Committee will discuss on a periodic basis ways to maximize the effectiveness of the Alternative Sales Forces, the involvement of SB on sales pitches and SB input into the Directory Advertisement sales process generally.

           10.1.2 Sales by Alternative Sales Forces. AOL shall have the exclusive right to select, direct and use any internal or third party sales force ("AOL Alternative Sales Forces") to sell Directory Advertisements or any other items for inclusion in the YP Databases and distribution through the YP Product. Subject to the terms of this Agreement, SB shall maintain and otherwise support data input and transfer methods employed by AOL or any AOL Alternative Sales Force (including, without limitation, different taxonomies of such AOL Alternative Sales Forces subject to Section 6.3). In addition to the foregoing, the Parties shall be responsible for communication and management of all related sales input and reporting to sales channels as set forth in Exhibit C. In addition to the foregoing, AOL shall use good faith efforts to: (1) develop and share with SB regular (no less than [**]) sales plans with respect to the YP Product, (2) consider SB input on AOL sales strategy related to the YP Product, and
                   (3) include SB in Directory Advertisement sales pitches to prospective advertisers and sales channels in the YP Product. Upon the prior written approval of AOL and upon terms to be mutually agreed upon by the Parties in writing, SB shall have the right to select, direct and use any internal or third party sales force to sell Directory Advertisements for inclusion in the [**] Database and distribution through the
                   YP Product (any such AOL-approved sales force, "SB
                   Alternative Sales Forces," and together with the AOL
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                   the "Alternative Sales Forces"). The Parties acknowledge that the common goals for the development of Alternative Sales Forces are to optimize sales coverage, productivity, and Directory Advertisement Revenues. The sale of Directory Advertisements or Self-Pub Ads hereunder shall not require badges unless otherwise agreed upon in writing by AOL, and the Management Software Tool shall not require such badges unless otherwise agreed upon by AOL.

          10.1.3   [**]Directories.

                   (a) To the extent that AOL enters into contractual arrangements with third parties who provide Directory Advertisements in category-limited, category-specific [**] for the AOL Properties, (i) AOL shall use commercially reasonable efforts to include in the [**] Database, in accordance with AOL's customary terms and pricing for such [**] enhanced listings, the businesses represented in such third-party's [**], and (ii) if any such business listings are to be included in the [**] Database, the Parties will use commercially reasonable efforts to work together to integrate such business listings into the [**] Database. Any Directory Advertisement Revenues generated from the inclusion of any such business listings as Directory Advertisements in the [**] Database shall be shared between AOL and SB in accordance with Section 18.2.

                   (b) AOL shall have the right to reference in any promotion on any Results Page (without sharing revenue relating to any such promotion) any third party who offers [**] one of its products or services, provided that (in the case that such Results Pages display [**] Database data) such third party's principal business is not the compilation of such [**] and, provided, further, that (in the case that such Results Pages display [**] Database data) such reference is to such third party and not to such third party's [**]. Notwithstanding the foregoing, AOL shall have the right to reference specific [**] in promotions on any Results Pages displaying [**] Database data if AOL shares with SB the revenue directly related to such promotions (in a manner to be mutually agreed upon by the Steering Committee).

                   (c) AOL shall have the right to create [**] containing Standard Business Listings, Directory Advertisements, Self-Published Ads and other [**] Database data; provided, however, that AOL shall reasonably consider using the DLA Platform [**](d) For the avoidance of doubt, none of the foregoing restrictions set forth in this Section 10.1.3 shall apply to Results Pages constructed without the use of the DLA Platform.

           10.1.4  Billing, Customer Service and Production.

                   (a) AOL, the AOL Alternative Sales Forces, or any other party designated by AOL will perform (a) all billing, collection and First Level Customer Service functions related to Directory Advertisements or Self-Published Ads sold by AOL or any AOL Alternative Sales Force and/or (b) all First Level Customer Service functions related to any other AOL Data. SB, any SB Alternative Sales Force, or its agents will perform (a) all billing, collection and First Level Customer Service functions related to Directory Advertisements or Self-Published Ads sold by SB or any SB Alternative Sales Force and/or
                        (b) all Second Level Customer Service functions related to any other SB Data.




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                   (b)  AOL shall have the right to use software tools described in this Agreement (or other software tool provided by SB), which shall comply with the criteria set forth in Exhibit C, to insert the Directory Advertisements into the [**]Database (in accordance with mutually agreed upon procedures and Exhibit C).

                   (c) In the event that the sale of Directory Advertisements becomes subject to state or federal taxation during the Term, the selling party shall be responsible for collecting and remitting such taxes.

                   (d) SB will use good faith efforts to regularly spot check, validate and/or screen Directory Advertisements prior to injection or insertion into the [**] Database, and in accordance both with applicable law and policies and procedures to be established by the Steering Committee. Upon notification by AOL or any third party to SB of any violation of such spot checking, validation and/or screening policies (or upon SB's knowledge of any such violation), SB shall remove any such business listing(s) that violate any such policies.

     10.1.5 Training. SB shall provide to AOL and the Alternative Sales Forces (as part of the Included SB Services) reasonable training necessary to enable AOL and the Alternative Sales Forces to sell Directory Advertisements and submit Directory Advertisements for insertion into the YP Databases. Any such training period provided by SB shall consist of the lesser of (i) [**] per year, or (ii) [**] days per Alternative Sales Force (the "Training Minimums"); provided, however, that any training beyond the Training Minimums (as requested by AOL (on its own behalf or on behalf of any AOL Alternative Sales Force)) shall not constitute part of the Included SB Services.

11. ALL-IN SERVICES; CONSULTING AND MARKETING FEES; TECHNOLOGY DEVELOPMENT AND SUPPORT; ACCEPTANCE TESTING.

     11.1 ALL-IN SERVICES. As part of this Agreement, SB shall perform (at no cost to AOL): (i) the Included SB Services, and (ii) [**] Hours per month of Engineering Hours work during each Year of the License Period (the "Monthly [**]-Hour Threshold" and together with the Included SB Services, collectively referred to herein as the "All-In Services").

     11.2 CONSULTING AND MARKETING FEES. During the Term, AOL shall pay SB consulting and marketing fees for technical, marketing, engineering and other services (other than the All-In Services) required to be performed by SB hereunder or otherwise mutually agreed upon by the Parties from time to time during the Initial Term (including without limitation, any Incremental Engineering Hours (as defined in Section 11.2.2(a) below)) (collectively, the "Consulting and Marketing Fees").

          11.2.1 Consulting and Marketing Fee Hurdle. During the Initial Term, AOL shall pay SB a minimum of Two Million Dollars ($2,000,000) in the aggregate Consulting and Marketing Fees (the "Consulting and Marketing Fee Hurdle"), as follows: (a) [**] within [**] days after the Effective Date and (b) [**] to be paid on each of the six, nine, twelve, fifteen, eighteen and twenty-one month anniversaries of the Effective Date.

          11.2.2  Incremental Engineering Hours; Hourly Caps.

                  (a) AOL shall pay SB the hourly rates set forth on Exhibit K for any Engineering Hours work carried out by SB above the Monthly [**]-Hour Threshold ("Incremental Engineering



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                       Hours"), as required by this Agreement or otherwise
                       requested by AOL. Such engineering fee hourly rate may be increased by written notice to AOL no more frequently than once per year in accordance with the Engineering Fee Percentage Increase.

                  (b) SB shall have the right to elect not to perform any Engineering Hours over [**]hours in any month during the License Period (the "[**]-Hour Cap").

                  (c) AOL and SB shall work together in good faith to prioritize engineering work to be performed by SB pursuant to this Agreement.

                  (d) All fees paid by AOL to SB for Incremental Engineering Hours shall be credited towards the Consulting and Marketing Fee Hurdle.

                  (e)  Except as otherwise expressly provided in this Agreement,
                       (1) all Engineering Hours work required to be performed by SB pursuant to this Agreement shall be subject to the hourly caps set forth in this Section and (2) SB shall be compensated for all work (other than the All-In Services) required to performed by SB under this Agreement or requested by AOL through the payment by AOL of Consulting and Marketing Fees.

          11.2.3 Marketing and Distribution Services. Notwithstanding the foregoing, any fees (other than any Required Third Party Licensing Fees, to the extent applicable) paid by AOL to SB for marketing and/or distribution activities (or any other activities as may be performed by SB upon AOL's reasonable request, subject to the [**]-Hour Cap) shall be deemed Consulting and Marketing Fees under this Agreement and shall count towards the Consulting and Marketing Fees Hurdle.

     11.3 EXCESS SUPPORT. In the event that SB elects not to perform any Engineering Hours work over the [**]-Hour Cap in any month, AOL may elect to appoint its own engineers to perform such work, subject to the following requirements:

           11.3.1 SB confidential information accessed by AOL-appointed engineers shall be subject to the confidentiality restrictions set forth in this Agreement.

           11.3.2 Prior to such AOL-appointed engineers' commencement of any such work or access to any SB source code, AOL shall provide SB for its prior review and approval, which shall not be unreasonably withheld or delayed, the functional specifications, as well as design, implementation, and testing documentation associated with such work. Without limitation, SB's approval will not be deemed to have been unreasonably withheld if SB reasonably believes that such development or the implementation thereof is likely to have a material adverse impact on the DLA Platform or SB's source code, including without limitation, with respect to the performance, operation, reliability, scalability, or supportability thereof.

           11.3.3 If the development requires access to any SB source code, SB shall have a right to monitor and inspect the AOL-appointed engineers' work in progress and to inspect, run quality tests on, and approve the final development prior to the implementation thereof.

           11.3.4 SB shall be compensated for any Engineering Hours work spent by its employees in connection with the following, without limitation: assisting, instructing, or monitoring such AOL appointed engineer(s), reviewing and



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                   evaluating documentation or code created by AOL appointed
                   engineers, or performing quality or other testing work.

           11.3.5 Ownership of any developments created by AOL-appointed engineers shall be subject to Section 5.3 hereof.

           11.3.6 AOL appointed engineers shall perform development work at SB's premises.

     11.4 DEDICATED RESOURCES. SB shall apply the necessary resources to facilitate and perform its duties and obligations under this Agreement. Such resources shall be available for Severity 1 and Severity 2 Problems, as defined in Exhibit C, on a 24 hours per day, 7 days per week basis via pager or other comparable means. Without limiting the generality of the foregoing, during the License Period,
          (i) SB shall provide to AOL a full-time-equivalent engineer ("FTE"), who shall be available to AOL on a full-time basis (i.e., for at least [**] hours per Year) (the "FTE Hours Commitment"). Such FTE shall be located, at AOL's option, either at (a) the AOL facility where other AOL employees responsible for the implementation of this Agreement are located, or (b) at SB's facilities, to assist AOL in connection with the integration of the DLA Platform and the YP Databases into the YP Product, technical assistance and the development and/or customization of APIs, the AOLYP User Interface, the YP Databases, the DLA Platform, etc. All work performed by such FTE shall be considered Engineering Hours for purposes of this Agreement.

     11.5 ACCEPTANCE TESTING FOR INITIAL DLA PLATFORM; TIMETABLE FOR DELIVERY AND ACCEPTANCE.

          11.5.1 The initial version of the DLA Platform and [**] Database (excluding any Self Pub tool as set forth in Exhibit D which shall be developed and available after the acceptance testing period for the Initial DLA Platform and [**] Database), as described in the specification attached as Exhibit C (the "Initial DLA Platform"), will be subject to acceptance by AOL in order to determine whether such Initial DLA Platform substantially conforms to such Exhibit.

          11.5.2  Submission.

                  (a) Following the completion of the development and internal testing of the Initial DLA Platform and [**] Database (which completion shall occur no later than [**] days following the Effective Date) (the "Initial Cutoff Date"), SB shall promptly provide access to the Initial DLA Platform (and [**]Database) to AOL for evaluation and acceptance testing in accordance with the specifications set forth in Exhibit C (which Initial DLA Platform shall include the merge/purge platform, APIs, ad tools and exceptions tools). In the event that AOL does not decide to use (as the principal source of data for the [**] Database within the Initial DLA Platform) the data of SB's existing primary listings data provider, the Parties will discuss an appropriate extension, to the extent necessary, to the Initial Cutoff Date so as to allow for SB to perform its obligations in a manner consistent with this Agreement. Notwithstanding the foregoing, and without limiting SB's performance obligations herein, AOL will work with SB as reasonably necessary prior to the Initial Cutoff Date and during the acceptance testing period to provide feedback on the development and testing of the Initial DLA Platform and [**] Database.

                  (b) Within [**] after the Effective Date, (i) AOL and SB shall agree upon the requirements for all exception tools related to the Initial DLA Platform, and (ii) AOL shall provide to SB the necessary API documents for geocoding.



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                  (c)  Within [**] after the Effective Date, AOL and SB shall develop and agree upon the data [**].

                  (d) AOL shall have [**] following the date SB provides AOL with the access referenced in Section 11.5.2(a) to evaluate whether the Initial DLA Platform and the [**] Database function in accordance with the specifications set forth on Exhibit C hereto and without any Severity 1 or Severity 2 Problems (as defined on Exhibit C). If AOL reasonably determines that the Initial DLA Platform (and/or the [**] Database) does not function in substantial conformity with the specifications set forth on Exhibit C (and/or without Severity 1 or Severity 2 Problems), AOL may reject such version by providing SB with written notice within such [**]period, specifying in detail the reason for rejection.

      11.5.3 If AOL rejects the Initial DLA Platform (and/or the [**] Database), then following such rejection, SB shall use commercially reasonable efforts to correct (as promptly as commercially possible but in any case within [**] thereafter) in all material respects, the deficiencies in such Initial DLA Platform (and/or [**] Database) that were specified in AOL's notice of rejection. AOL shall then have [**] following receipt of access to the resubmitted Initial DLA Platform (and/or [**] Database) to determine whether such resubmitted version passes acceptance testing. The process shall be repeated until the Initial DLA Platform (and/or [**] Database) passes AOL's acceptance testing subject to the remainder of this Section 11.5.

      11.5.4 In the event that the Initial DLA Platform (and/or [**] Database) shall not have passed acceptance testing (for reasons within the reasonable control of SB or SB employees, contractors, or agents) within [**] days following the Effective Date, then AOL shall have the right to terminate this Agreement upon [**] notice to SB and AOL shall refund to SB [**].

      11.5.5 In no event shall any version of the YP Product, or modification thereto, be offered to AOL Users (other than as a beta test version clearly marked as such) until such version or modification has been accepted by AOL. If any time period set forth in this Section for AOL to perform testing of the Initial DLA Platform (an "AOL Testing Period") elapses without notice from AOL to SB of either acceptance or failure, AOL will be deemed to have accepted the Initial DLA Platform.

     11.5.6 AOL shall launch the YP Product within [**] following acceptance of the Initial DLA Platform and [**] Database hereunder; provided, however, that in the event that AOL fails to launch the YP Product within such [**] period, as SB's sole and exclusive remedy during the first [**] ("[**] Period") following the [**] period, the Initial Term shall be extended one day for each day beyond the expiration of such [**] period in which AOL fails to launch the YP Product. Notwithstanding the foregoing, if, upon the expiration of the [**] Period, AOL has not launched the YP Product, SB shall be entitled to all remedies available hereunder, at law and in equity.

     11.6 DEVELOPMENT WARRANTY. SB warrants that the portions of the Initial DLA Platform for which SB is responsible (and any SB upgrades, modifications or other updates thereto) will operate in substantial conformance with the specifications set forth on Exhibit C for the duration of the License Period.



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     11.7  COMMUNICATIONS AND CONNECTIVITY. SB will be responsible for all communications and connectivity costs and expenses associated with the operation of the DLA Platform and the [**] Database (except as expressly provided herein), provided that SB shall have no responsibility for communications and connectivity costs and expenses related to AOL's access to the DLA Platform from its data centers through the Internet, or AOL Users' access to the AOL Product. AOL acknowledges that, as of the Effective Date, SB's current means of connectivity to the Internet (as supplied by Exodus) complies with current general industry standards in terms of latency time, data packet loss and/or downtime and does not, at this time, require the use of a high-speed connection. Notwithstanding the foregoing, in the event that AOL reasonably believes that SB's connectivity to the Internet (and/or serving of the DLA Platform or [**] Database to AOL Users through the Internet) is inferior to general industry standards (in terms of latency time, data packet loss or downtime), upon AOL's request, SB shall provide (at no cost to AOL) a high-speed connection between SB's data center hosting the DLA Platform and [**] Database (currently in Boston) to AOL's closest point of presence to SB (currently in New York) (collectively, the "AOL POP"); provided, however, that AOL shall be responsible for the remainder of the connectivity costs from the AOL POP to Virginia. SB will provide all computer hardware (e.g., servers, network devices, routers, switches, telephones and other similar equipment) and all computer software (e.g., web servers, operating systems, applications, databases and other similar resources) necessary to make the DLA Platform and the [**] Database available to the AOL Network through the Internet. SB will utilize a dedicated high-speed connection to maintain quick and reliable transport of information to and from the SB data center and the Internet.

     11.8 WIRELESS. SB shall support relevant, generally-accepted industry standards for wireless and voice portal distribution of the YP Product. To the extent SB cannot support such standards or otherwise limits AOL's ability to develop wireless or voice portal distribution of the YP Product, AOL shall have the right to create a wireless or voice portal application for the DLA Platform and/or YP Databases or to enter into an agreement with any third party for such purpose. In such instance (to the extent reasonably requested by AOL and subject to any third party licensing restrictions), SB agrees to assist AOL with the integration of such wireless or voice portal application into the DLA Platform and/or YP Databases. Notwithstanding the foregoing, SB shall have no liability whatsoever for failure to support any wireless or voice portal standards unless AOL distributes, or notifies SB in writing of its intent to distribute, the DLA Platform and/or YP Databases through such wireless or voice portal media not less than [**] prior to the launch date. The Parties hereby acknowledge and agree that any such wireless distribution shall not be subject to the exclusivity provisions set forth in
           Section 12.

12.  EXCLUSIVITY.

     12.1 During the Initial Term, the DLA Platform will be the exclusive comprehensive interactive business listing directory database platform with national scope (the "Exclusive Product") which is promoted and integrated by AOL within the AOL Properties (it being understood and agreed by the Parties that prior to the Launch Date, AOL may be required to distribute an interim third-party yellow pages platform on Netcenter and CompuServe, but that such interim third-party platform shall not be distributed on Netcenter and CompuServe following the Launch Date). Notwithstanding anything to the contrary in this Section 12 (and without limiting any actions which may be taken by AOL without violation of or SB's rights hereunder), no provision of this Agreement will limit AOL's ability (on or off the AOL Network) to: (i) [**] guides, [**] guides or [**] guides; (ii) [**] listings, or [**] other than [**] listings; (iii) [**], or any [**] on the [**] (it being understood and agreed by the Parties that [**] or any similar [**] product (or any reasonably similar successor




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           products) shall [**]; (iv) [**] or AOL Member [**]; (v) subject to
           Section 12.3 below, undertake activities or perform duties pursuant to existing arrangements with third parties (or pursuant to any agreements to which AOL becomes a party subsequent to the Effective Date as a result of Change of Control, assignment, merger, acquisition or other similar transaction); (vi) [**] to any third party on any area of the AOL Properties; (vii) [**] any third party (the "Acquiring Third Party") for the primary purpose of acquiring AOL Users whereby such party is allowed to promote or market products or services to AOL Users that are acquired as a result of such agreement (the "Specially Acquired AOL Users"), provided that the Acquiring Third Party may [**] to Specially Acquired AOL Users and [**] generally; (viii) [**] relating to any third party [**] provided that [**] the third party [**] for the [**], it being understood and agreed that [**] may be provided by a third party [**] but that [**] therein; (ix) [**] or other [**]; (x) [**] (to the extent a third party [**] for such [**]; or (xi) [**] (e.g., [**], etc.). AOL hereby agrees that it shall [**] contrary to the spirit of this Section 12, [**]. AOL acknowledges and agrees to implement the provisions of this
           Section 12.1 in good faith. In the event that SB reasonably believes during the Initial Term that any of the [**] set forth in this Section, as SB's sole and exclusive remedy hereunder, SB shall have the right to submit such issue to the Steering Committee (and /or the Management Committee) for resolution of such issue, and the Parties shall work together in good faith (as guided by the principles of Section 13), in an effort to resolve such issue to the reasonable satisfaction of both Parties.

     12.2 The Parties further agree that no provision of this Agreement shall require that [**](provided that, subject to Section 12.1 above, [**]. In addition, to the extent that any third party does [**] other products or services), [**] such party (on or off the [**] such party's [**] Notwithstanding anything to the contrary herein, in the event that a third party with whom AOL concludes an agreement for the distribution of AOL products conditions such distribution [**], AOL shall have the right [**] and/or [**] with such AOL products being distributed.

     12.3 With respect to clause (v) in Section 12.1 above, it is further understood and agreed that, as of the Effective Date, there are existing AOL relationships with third parties which do not specifically prohibit the distribution of a Competitive Product on the AOL Properties by such parties ("Existing Arrangements"), [**] excluding the Existing Distribution Restrictions set forth in Section
           9.3 hereof, (a) there is no such material Existing Arrangement with a value in excess of [**] Dollars (US $[**]) (excluding the existing arrangement containing the Existing Distribution Restrictions referenced in Section 9.3 hereof) that [**] a third party's [**] on the AOL Properties and (b) AOL is not aware of any third party operating under a material Existing Arrangement with a value in excess of [**] Dollars (US $[**]) (excluding the existing arrangement containing the Existing Distribution Restrictions referenced in
           Section 9.3 hereof) that intends to [**] on the AOL Properties.

 13. STEERING COMMITTEE. Within [**] days following the Effective Date, the Parties shall form a steering committee (the "Steering Committee") consisting of (unless otherwise mutually agreed upon by the Parties) the following representatives from each Party: one product manager,



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     one operations manager and to the extent agreed upon by the Parties, a senior executive of at least the title of vice president or his/her direct report (or someone of his or her comparable responsibility). Among other things, the Steering Committee will work together in good faith and use commercially reasonable efforts to (i) maintain the relationship between the Parties, (ii) preserve continuity of communication, and (iii) work together to achieve the collective objectives of the Parties (e.g., providing a unique, comprehensive and compelling yellow pages offering to AOL Users, maximizing revenues, providing technological and sales support, etc.). The Steering Committee also shall provide a point of escalation for and resolution of minor differences or disputes between the Parties. The Steering Committee shall meet on a regular basis during the Term (and in no event less than quarterly) and shall use good faith efforts to resolve any disputes submitted to it as promptly as possible (and in any event, in less than [**] days).

 14. COMPONENT PRODUCTS AND TOOLS. Upon request by AOL, SB shall enable the use of AOL's tools and technology for e-mail, chat, and search functionality (and for AOL Instant Messenger or any other instant messaging service) in connection with the YP Product. AOL and SB agree to consider in good faith each other's products and services when evaluating new technologies and offerings for application outside of the scope of the YP Product. Specifically, SB shall consider in good faith offering AOL's tools and technology for email, chat, instant messaging and search functionality on the SB Standard Site. AOL hereby grants SB a license to market, distribute, display and promote the AOL tools and technology specifically provided to SB in furtherance of this Section 14. In no event shall SB have any right to offer any mapping, routing, traffic alert or related functionality or content on or through the DLA Platform, any YP Database and/or the YP Product other than that of MapQuest.com, Inc., unless expressly agreed to in writing by AOL, provided that such restriction shall not apply to third party web sites to which any SB Data or Third-Party Licensed Data link.

15. NAVIGATION RIGHTS. In cases where an AOL Member performs a search for SB through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, navigation bars or any other promotions or navigational tools) other than an AOL Member typing "http://www.switchboard.com" (or any variation of the URL for "switchboard" (i.e., www.switchboard.com, www.cbs.switchboard.com, or www.cbsswitchboard.com ("Switchboard URLs")) AOL shall have the right to direct such AOL Member to the YP Product. Notwithstanding the foregoing, AOL shall have no rights, express or implied, to take any action or direct users in any way that, in the absence of this provision, would be constitute an infringement of SB's or its licensors' trademarks or service marks. In the event that AOL Users type in "Switchboard" as an AOL Keyword or any Switchboard URLs without the "www" prefix), AOL shall have the right to direct such users either (i) to a mutually agreeable interim explanation page or (ii) an error page.

16. PARTNER MARKETING. At AOL's request, SB will, subject to any third party contractual restrictions in existence as of the Effective Date, consider in good faith the development and implementation of partner marketing campaigns for the acquisition of AOL Users, for which AOL will pay SB customary bounty fees to be mutually agreed upon by the Parties for each Qualified New Member.

17.  ACQUISITION OF SB STOCK.

     Concurrently with the execution of this Agreement, the Parties shall execute a Stock Purchase Agreement in the form attached hereto as Exhibit G (the "Stock Purchase Agreement").

18.  PAYMENTS.

     18.1 GUARANTEED PAYMENTS. Subject to Section 20.7, SB shall pay AOL fixed payments of Twenty Six Million Dollars ($26,000,000) (collectively, the "Fixed Payments") as follows:



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          18.1.1  Thirteen Million Dollars (US $13,000,000) on the Effective
                  Date;

          18.1.2 [**] Dollars (US $[**]) upon the occurrence of the [**] (as defined in Section [**]), provided that in no event shall such payment be due earlier than the [**] anniversary of the Effective Date; and

          18.1.3 [**] Dollars (US $[**]) on (i) the [**] anniversary of the Effective Date (in the event that the [**] has not occurred prior to such date), or (ii) the [**] anniversary of the Effective Date (in the event that the [**] has occurred prior to the [**] anniversary of the Effective Date).

          18.1.3 The Parties entered into an Advertising Insertion Order Agreement ("Insertion Order") dated October 1, 2000, under which:

                  (i) SB is obligated to make monthly guaranteed payments in the amount of [**]US $[**] to AOL for textual sponsorship on Netscape Inventory as defined therein; and

                  (ii) SB provides data for the Netscape yellow pages product.

          Whereas SB has made one payment of $[**] under the Insertion Order, and whereas the Parties acknowledge and agree that such Insertion Order shall terminate upon execution of this Agreement (or as soon as reasonably practicable thereafter to permit SB to comply with its obligations under this Agreement), SB shall be credited with a like amount of $[**] against the Guaranteed Payments required under this
          Section 18.1 and SB shall not be responsible for any further payments under the Insertion Order.

    18.2 DIRECTORY ADVERTISEMENT REVENUES. The Parties shall share all Directory Advertisement Revenues in accordance with the following allocation schedule:

          18.2.1 For Directory Advertisement Revenues generated up to and including $[**] with any [**], AOL shall receive [**]% of such revenues and SB shall receive [**]% of such revenues, respectively.

          18.2.2 For Directory Advertisement Revenues generated above $[**] with any [**], AOL shall receive [**]% of such revenues and SB shall receive [**]% of such revenues, respectively.

          18.2.3 "Directory Advertisement Revenues" shall mean gross revenues recognizable by AOL from the sale or license by AOL (or by any AOL Alternative Sales Force), of the items listed in (a)-(d) below, less in each case, any applicable taxes, or applicable advertising sales commissions payable to AOL or any third party, and/or uncollectable amounts:

                  (a)  Directory Advertisements;

                  (b)  Self-Published Ads;

                  (c) Any fees (e.g., slotting fees, exclusivity fees, branding fees) paid to AOL by any of its Alternative Sales Forces that are directly related to the sale of Directory Advertisements (if applicable);



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                  (d) Any Incremental Net Revenue as set forth in Sections
                      18.2.4, and Additional DA Upsells revenues as set forth in
                      Section 18.2.6, and any Specifically Attributed Revenues as set forth in Section18.2.7 of this Agreement.

          "Directory Advertisement Revenues" shall not include (x) any [**] consideration (e.g., where AOL [**] Directory Advertisements for[**] consideration) or (y) except as provided in Section 18.2.7, revenues generated from [**] transactions (e.g., where an AOL partner pays for [**] on the AOL Network and receives Directory Advertisements as part of (but not the [**] of) such arrangement).

          18.2.4 Incremental Net Revenue Share Opportunity. Prior to the [**], all Incremental Net Revenues shall be deemed Directory Advertisement Revenues for purposes of Section 18.2, and shall be shared with SB in accordance with such section. For purposes of this Section 18.2, "Incremental Net Revenues" shall mean all revenues collected by AOL from the direct sale by AOL (following the Effective Date and until the [**]) of enhanced business listings into the then-current AOL yellow pages product on the AOL Service, AOL.com and Digital City, but (a) specifically excluding any guaranteed [**] received by AOL, and (b) less any costs of [**] borne by AOL and all [**] and/or [**] amounts paid [**].

          18.2.5 Sales Commissions. In instances where Directory Advertisements sold under this Agreement are sold directly by AOL (or any of its employees, agents or contractors), any sales commission related thereto shall be [**]%, unless otherwise mutually agreed to by the Parties in writing. To the extent Directory Advertisements are sold by an Alternative Sales Force, any sales commission paid to such Alternative Sales Force shall not exceed [**]% of such sale (unless otherwise mutually agreed to by the Parties in writing or required by applicable law). Notwithstanding the foregoing, unless otherwise agreed upon by the Parties in writing, AOL shall not have the right to receive any commissions from the sale of any Directory Advertisements other than commissions from the direct sale of Directory Advertisements to third-party merchants or advertisers (or their representatives).

          18.2.6 Directory Advertisement Sales Packages; Additional Upsells. Within [**] days following the Effective Date, the Parties shall agree to the Directory Advertisement Sales Packages. The Steering Committee shall determine from time to time what additional products, services, or inventory that the Parties or their Alternative Sales Forces shall sell as part of Directory Advertisement packages ("Additional DA Up-sells"). Such Additional DA Up-sells shall be designed to enhance or increase the prominence or distribution of a Directory Advertisement. All revenues received by either Party (and/or their Alternative Sales Channels) in connection with such Additional DA Up-sells shall be shared by the Parties in accordance with Section 18. Any features or functionality to which the Parties (or the Steering Committee) cannot agree to include as part of such Directory Advertisement packages shall not constitute Additional DA Up-sells. Either Party shall have the right to escalate to the Steering Committee any disputes between the Parties as to whether certain features or functionality should constitute Additional DA Up-sells, in accordance with Section 13 hereof.

          18.2.7 Sharing of Revenues Generated from the Sale of Bundled Directory Advertisement or Self-Published Ad Sales Packages. When AOL or any AOL Alternative Sales Force sells Directory Advertisements or Self-Published Ads as part of a bundled package which may include other products, services or inventory, AOL only shall be obligated to share with SB (pursuant to this Section 18.2) those cash payments (if applicable) received by AOL in consideration for



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                  (and specifically attributed to) such Directory Advertisements or Self-Published Ads ("Specifically Attributed Revenues"), as the same are customarily priced (including any customary discounts with respect to such pricing) outside the bundle.

          18.2.8 Payment of Directory Advertisement Revenues. AOL shall pay to SB all Directory Advertisement Revenues collected or received by AOL and owed to SB as described herein on a quarterly basis. AOL will use commercially reasonable efforts to make such payments within [**] days following the end of the quarter in which such amounts were generated, but shall make such payments in no event later than [**] days following the end of the quarter in which such amounts were generated.

    18.3 LATE PAYMENTS; WIRED PAYMENTS; PAYMENT CONTACT. All amounts owed hereunder not paid when due and payable (other than amounts which are the subject of a good faith dispute) shall bear interest from the date such amounts are due and payable at the prime rate of Citibank N.A. per annum in effect at such time. All payments required to be made to AOL hereunder shall be paid in immediately available, non-refundable (except as otherwise expressly set forth herein) U.S. funds wired to the "America Online" account, Account Number [**]. All payments required to be made to SB shall be paid in immediately available, non-refundable (except as otherwise expressly set forth herein) U.S. funds wired to the "Switchboard Incorporated" account, Account Number [**].

    18.4 AUDITING RIGHTS. Each Party shall maintain complete, clear and accurate records of all expenses, revenues, fees, and other amounts collected in relation to the DLA Platform or [**] Database to the extent that same are relevant to any obligation of either Party to make payments hereunder. For the sole purpose of ensuring compliance with either Party's payment obligations under this Agreement, each party shall have the right to conduct, through a mutually agreeable independent auditor from an accounting firm with a national reputation, a reasonable and necessary inspection of portions of the books and records of the other, to the extent they are relevant to such payment obligations. Any such audit may be conducted after [**] business days prior written notice to the party being audited. Such audits may be conducted during the Term and any Wind Down Period, and for a period of [**] thereafter, but no more than once in any [**] period. The Party conducting the audit shall bear the expense of any audit conducted pursuant to this Section 18.4 unless such audit shows an error in such Party's favor amounting to a deficiency to such Party in excess of [**] percent ([**] %) of the actual amounts paid and/or payable to such Party hereunder, in which event the audited Party shall bear the reasonable expenses of the audit. The audited Party shall pay the Party performing the audit the amount of any deficiency discovered within [**] days after receipt of notice thereof from the auditing Party.

    18.5 REPORTS. Each Party shall provide the other Party with detailed sales reports regarding revenue generated from the sale of Directory Advertisements under this Agreement in a form and at times to be mutually agreed upon by the Parties. SB shall provide to AOL a list of all new and existing Directory Advertisements or Self-Pub Ads sold by AOL or any AOL Alternative Sales Force on a periodic basis to be agreed upon by the Parties. This list shall be in a format agreed upon by the Parties (e.g., Microsoft Excel) and shall include selected fields, which at a minimum may include customer name, address, phone number, heading categories, reach, and billing information (and any other data as may be reasonably requested by AOL), entered through any software tool or any other software tool provided by SB. Other reports, in a form and at times to be mutually agreed by upon by the Parties, and to be provided by SB or AOL as described above, shall at a minimum include: SB reports to AOL regarding (a) server availability (e.g., uptime and downtime) and



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          (b) the number of listings by heading (sorted by total number nationally and total number by zip code).

    18.6  REVENUE SHORTFALL.

          18.6.1 [**]  Look-Back.

                 In the event that, as of the [**] anniversary of the Effective Date, Directory Advertising Revenues generated during the prior [**] period are less than [**] Dollars (US $[**]), then this Agreement shall terminate on the [**] anniversary of the Effective Date and proceed to the Wind-Down Period in accordance with Section 20.7 below; provided, however, that either Party shall have the right to override such termination by providing notice (no later than the [**] anniversary of the Effective Date) to the other Party (which such notice shall be binding on both Parties) of its intent to override such termination and by paying, no later than the [**] anniversary of the Effective Date, (a) in the case of SB, [**] Dollars (US $[**]) to AOL to extend the Agreement for an additional [**] period (the "Year [**] SB Extension Payment") or (b) in the case of AOL, an amount equal to the difference between (x) [**] Dollars minus (y) the share of the Directory Advertisement Revenues earned by SB pursuant to Section 18.2 during the prior [**] period plus any [**] paid by AOL to SB during such period. In the event SB elects to continue this Agreement in accordance with this Section 18.6.1, the share of Directory Advertisement Revenues (as set forth in Section 18.2 above) shall be shared in accordance with Section 18.2.1 until such time as SB earns back an amount (when Directory Advertisement Revenues earned by SB during such Year are added to any [**] earned by SB during such Year) equal to the Year [**] SB Extension Payment (collectively, the "Year [**] Extension Payment Earn-Back"). Upon the completion of the Year [**] Extension Payment Earn-Back, the Directory Advertisement Revenue share shall be paid in accordance with Section 18.2.2.

          18.6.2 [**] Look-Back.

                 In the event that, as of the [**] anniversary of the Effective Date, Directory Advertising Revenues generated during the prior [**] period, are less than [**] Dollars (US $[**]), then this Agreement shall terminate on the [**] anniversary of the Effective Date and proceed to the Wind-Down Period in accordance with Section 20.7 below; provided, however, that either Party shall have the right to override such termination by providing notice (no later than the [**] anniversary of the Effective Date) to the other Party (which such notice shall be binding on both Parties) of its intent to override such termination and by paying, no later than the [**] anniversary of the Effective Date, (a) in the case of SB, [**] Dollars (US $[**]) to AOL to extend the Agreement for an additional [**] period (the "Year [**] SB Extension Payment"), or (b) in the case of AOL, an amount equal to the [**] (x) [**] Dollars [**]
                 (y) the share of the Directory Advertisement Revenues earned by SB pursuant to Section 18.2 during the prior [**] period plus any [**] paid by AOL to SB during such period. In the event SB elects to continue this Agreement in accordance with this
                 Section 18.6.2, the share of Directory Advertisement Revenues (as set forth in Section 18.2 above) shall be shared in accordance with Section 18.2.1 until such time as SB earns back an amount (when Directory Advertisement Revenues earned by SB during such Year are added to any [**] earned by SB during such
                 Year) equal to the Year [**] SB Extension Payment (collectively, the "Year [**] Extension Payment Earn-Back"). Upon the completion of the Year [**] Extension Payment Earn-Back, the Directory Advertisement Revenue share shall be paid in accordance with Section 18.2.2.



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         18.6.3  General. Upon any termination set forth in this Section, the
                 Parties (at AOL's election) will proceed to the Wind-Down Period set forth in Section 20.7. The Parties acknowledge that each shall use good faith efforts to meet proposed revenue targets as set forth above.

19.  CONFIDENTIALITY.

     19.1 Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than to its employees or agents as such may be reasonably related to performance or other data under this Agreement. Notwithstanding the foregoing, neither Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, unless and to the extent such disclosure is required by law, rule, regulation or government or court order. In such event (with the sole exception of (a) a SB Form 8-K filing to be made with the Securities and Exchange Commission ("SEC") in connection with the announcement of the execution of this Agreement, which Form 8-K filing SB has afforded AOL a reasonable period of time to review under the circumstances and
           (b) the mutually agreed-upon press release to be issued by the Parties in connection with such announcement), the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party unless otherwise required by law or mutually agreed-upon by the Parties). Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will, in the reasonable discretion of such Party, upon good faith consultation with the other Party, (i) redact portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to the SEC or such governing body that such portions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. The foregoing sentence shall not restrict the ability of either Party to disclose Confidential Information to the extent such Party reasonably believes such disclosure is required pursuant to applicable law or stock exchange requirements.

     19.1 Notwithstanding the foregoing, SB shall not be prohibited hereunder from using any Confidential Information consisting solely of ideas, concepts, methodologies, processes, techniques, skills, experience and know-how (collectively "residuals") that: (i) are learned by SB from AOL in the course of performance of its obligations under this Agreement and mentally retained in the unaided memories of SB's employees and not intentionally memorized for the purpose of later recording or use and (ii) do not, at the time of SB's use, provide AOL or any AOL Affiliate with a material competitive advantage; provided that "material competitive advantage" shall not be deemed to exist where it would not be recognized in the industry by engineers skilled in the art of software and database architecture that such residual represents significant technical or business innovation having value as a trade secret. For purposes of this paragraph, a residual shall not be deemed to have a "material competitive advantage" unless it has a measurable impact on AOL's competitive
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20.  TERM; RENEWAL; TERMINATION.

     20.1 TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement shall commence on the Effective Date and end on December 11, 2004 (the "Initial Term"). To the extent that the Parties mutually agree in writing to renew this Agreement upon expiration of the Initial Term (each such renewal term, a "Renewal Term"), the Renewal Term(s), together with the Initial Term, shall be collectively referred to herein as the "Term."

     20.2 TERMINATION FOR BREACH. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement by written notice at any time in the event of a material breach of the Agreement by the other Party which remains uncured after [**] written notice thereof to the other Party (or such shorter or longer cure period as may be specified elsewhere in this Agreement); provided that the cure period with respect to any scheduled payment hereunder shall be [**] from the date for such payment provided for herein. Notwithstanding the foregoing, in the event of any material breach of a provision that requires action to be completed within an express cure period shorter than [**], either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party and expiration of such express cure period.

     20.3 TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within [**] or (iv) makes an assignment for the benefit of creditors.

     20.4 TERMINATION ON CHANGE OF CONTROL INVOLVING SB. In the event of a Change of Control of SB in which SB is acquired by an Interactive Service, AOL shall have the right to terminate this Agreement upon [**] notice to SB (and in the event of such termination, this Agreement will proceed to the Wind-Down Period as set forth in
           Section 20.7).

     20.5 ACQUISITION BY AOL OF A COMPETITIVE PRODUCT AND DISTRIBUTION OF SUCH PRODUCT ON THE AOL PROPERTIES DURING THE INITIAL TERM. In the event that AOL purchases a Competitive Product provider, AOL, in its sole discretion, may terminate this Agreement at any time following the [**] anniversary of the Effective Date upon [**] months prior written notice to SB (the "[**] Period"); provided that (i) during such [**] Period, this Agreement shall continue in accordance with its terms, except that SB shall have no obligation to make further Fixed Payments pursuant to Section 18.1, and (ii) AOL pays to SB an amount equal to [**] Dollars (US $[**]) upon the effectiveness of the termination of this Agreement.

     20.6 PRESS RELEASES. Each Party shall submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any press release or similar public statement ("Press Release") relating to the transactions contemplated hereunder (e.g., an announcement of an RBOC partnership with the Parties to sell Directory Advertisements into the DLA Platform), provided that, subsequent to the initial Press Release, factual references by either Party to the existence of a business relationship between the Parties shall not require approval of the other. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party shall provide at least [**] business days prior written notice of such disclosure, except as otherwise required by law or mutually agreed upon by the Parties. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press



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           Release (except as required by law) shall be deemed a material breach of this Agreement. Subject to any existing third party contractual restrictions, the Parties shall issue a mutually agreed upon Press Release with respect to the execution of this Agreement promptly following the Effective Date.

     20.7 TRANSITION AFTER TERMINATION. Upon any termination or expiration of this Agreement, this Agreement shall continue for a period to be determined by AOL, but not to exceed [**] years after such termination or expiration (the "Wind-Down Period"); provided, however, that the Wind-Down Period shall extend a minimum of [**] months in the event that this Agreement is terminated pursuant to Sections 9.3, 18.6 or 20.5 hereof (the "Mandatory Wind-Down Period"). In the event of any termination of this Agreement by SB pursuant to
           Section 9.3 or pursuant to Section 20.2 due to a material breach by AOL, SB shall have the right to limit the Wind-Down Period to [**] months. AOL shall have the right to terminate any Wind-Down Period upon [**] days written notice to SB (provided that in the case of any Mandatory Wind-Down Period, any such termination shall not take effect until the expiration of the minimum duration required by this Section for such Mandatory Wind-Down Period). During the Wind-Down Period (including, without limitation, any Mandatory Wind-Down):


           20.7.1 SB shall continue to provide AOL with the License on the same terms and conditions as during the Term;

           20.7.2 AOL shall pay SB the same share of Directory Advertisement Revenues to prior to the which SB was entitled (pursuant to Section 18.2) immediately effective date of terminatiON or expiration of the Term;

           20.7.3 AOL shall not be obligated to maintain the exclusivity set forth in Section 12 of this Agreement;

           20.7.4 AOL shall pay SB for any Engineering Hours work (other than the All-In Services), at the hourly engineering fee rates set forth in Exhibit K, which rates shall be subject to increase as set forth in Section 11.2.2(a);

           20.7.5 SB shall have the right to elect not to perform any Engineering Hours over [**]hours in any month during the Wind Down Period, provided that AOL may elect to appoint its own engineers to perform such development, subject to the provisions of Sections 11.3;

           20.7.6 SB shall have no obligation to pay any further Fixed Payments (as defined in Section 18.1) not then due and owing; and

           20.7.7 SB shall have the right to subcontract its obligations hereunder to third parties approved by AOL in writing in advance (such approval not to be unreasonably withheld), provided that SB shall remain responsible to AOL for the performance of its obligations hereunder.

    20.8 NON-SOLICITATION OR HIRE. Except as mutually agreed upon by the Parties in writing, during the Term and any Wind Down Period, and for a period of [**] thereafter, neither Party, nor any party acting in concert with such Party, shall solicit for hire, as a consultant, employee, or otherwise, or engage the services of any person (a) then employed by, or within the prior [**] period employed by, the other Party and (b) who performed work or services on behalf of the other Party under this Agreement.



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    20.9  AOL STANDARD POLICIES. In connection with the performance of its obligations under this Agreement, SB shall comply with the AOL Standard Policies, which AOL shall make available to SB, in its discretion, either online or in printed form.

21. STANDARD TERMS. The Parties acknowledge and agree that each of the Exhibits A through J hereto is made a part of this Agreement.




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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the
Effective Date.


AMERICA ONLINE, INC.        SWITCHBOARD INCORPORATED


By:  /s/ David M Colburn              By: /s/ Dean Polnerow
    -----------------------              --------------------
Name:   David M. Colburn              Name: Dean Polnerow
     ----------------------                ------------------

Title: President, Business Affairs    Title: President
       ----------------------------          -----------------




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                                   EXHIBIT A

                                  Definitions


The following definitions will apply to this Agreement:

ADDITIONAL DA UPSELLS.  See Section 18.1.

AFFILIATE. Any agent, distributor or franchisee of AOL or SB, or an entity that, directly or indirectly, controls, is controlled by, or is under common control with AOL or SB, including any entity in which AOL or SB holds, directly or indirectly, at least a nineteen percent (19%) equity interest.

ALL-IN SERVICES.  See Section 11.1.

ALTERNATIVE SALES FORCES.  See Section 10.1.2(a).

AOL ADVERTISEMENT REJECTION RIGHT.  See Section 3.1.2.

AOL ALTERNATIVE SALES FORCES.  See Section 10.1.2.

AOL FEATURES OR FUNCTIONALITY. Any copyright interest in features and/or functionality of AOL or any AOL Affiliate, whether in existence on the Effective Date or created, developed or acquired (other than those created or developed by or acquired from SB) by AOL or any AOL Affiliate thereafter (including without limitation, AOL Instant Messenger, AOLTV, ICQ, AOL Calendar, AOL e-mail, etc.).

AOL INTERACTIVE SITE. Any Interactive Site which is managed, maintained, owned or controlled by AOL, any AOL Affiliate or any of their agents.

AOL-Licensed Data. Any Directory Advertisements, Standard Business Listings or other listings licensed by AOL from any third party for inclusion in any YP Database during the License Period.

AOL LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com, or with any Interactive Site of any AOL Affiliate.

AOL MEMBER. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL NETWORK. (i) The AOL Properties, and (ii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Properties). It is understood and agreed that the rights of SB relate only to the AOL Properties and not generally to the AOL Network.

AOL PROPERTIES. Netcenter (excluding Netscape NetBusiness) and CompuServe. Upon written notification to SB by AOL and the distribution of the DLA Platform in connection with the YP Product on the AOL Service, AOL.com and Digital City in accordance with and subject to Section 9.3 of this Agreement, each such property shall thereafter be deemed an "AOL Property" for purposes of this Agreement, and will be subject to Section 12 hereof. AOL will use good faith efforts to discuss with SB




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the possibility of distributing the DLA Platform on other AOL Interactive Sites
(i.e., other than Netcenter, AOL Service, AOL.com, CompuServe and Digital City), and upon the written mutual agreement by the Parties, such Interactive Sites shall be included in the term "AOL Properties" for purposes of this Agreement subject to (without limitation) Sections 11.8 and 12 hereof.

[**].  See Section 9.3.

AOL SERVICE. The standard narrow-band U.S. version of the America Online brand service (whether delivered through a narrow band or broadband connection) as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., AOL.com, NetCenter (including Netscape NetBusiness), MovieFone.com, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) the international versions of an America Online service (e.g., AOL Japan), (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (d) any programming or Content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise substantially complete operational control (including, without limitation, content areas controlled by other parties and member-created content areas), (e) any white pages, classifieds or other search, review services or non-Competitive Products offered by or through the U.S. version of the America Online brand service, (f) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (g) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded version of the service or any version distributed primarily through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL STANDARD POLICIES. AOL's then-current advertising, content and privacy policies and Standard Terms of Service (collectively "Standard Policies").

AOL USER.  Any user of the AOL Network.

AOLYP USER INTERFACE. The Search Screen, all portions of search results pages other than the area where the results themselves appear, any portions of pages displaying maps and or driving directions other than the area where the map or directions appear, any portions of any category validation or category selection page other than the area where the category choices appear, and all portions of any page giving an error message or message stating that there are no results other than the area where the message itself appears.

AOL.COM. AOL's primary Internet-based Interactive Site accessible through the URL www.aol.com or marketed under the "AOL.COM(TM)" brand (whether delivered through narrow-band or broadband connection), as the same may be modified, or any successor site thereto, specifically excluding (a) any other AOL Interactive Site (e.g., NetCenter (including Netscape Netbusiness), MovieFone.com, Digital City, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of such site, (d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any white pages, classifieds, third party sites to which any listings in the DLA Platform or any YP Database link offered by or through such site, (f) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (g) any other version of an



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America Online Interactive Site which is materially different from AOL's primary
Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services (excluding Content or services of the type provided by SB under this Agreement), including, without limitation, any private-label or co-branded versions or any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

APIS.  Application Programming Interfaces.

CHANGE OF CONTROL. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

COMPETITIVE PRODUCT. A comprehensive interactive business listing directory database platform with national scope.

COMPUSERVE. The standard, narrow-band U.S. version of the CompuServe(TM) brand service (whether delivered through a narrow-band or broadband connection), specifically excluding (a) any international versions of such service, (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise substantially complete operational control (e.g., third-party Content areas), (e) any white pages, classifieds or other search, review or other non-Competitive Product, (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service primarily distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, [**] Database data, SB Data, Third Party Licensed Data, information about AOL Members, AOL Users and SB customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to the receiving Party, (b) independently developed by the receiving Party, (c) disclosed in published materials, (d) generally known to the public, (e) obtained from any third party, or (f) disclosed by operation of law or as otherwise required by law.

CONTENT. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, products, advertisements, promotions, URLs, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

CORRECTED DATA. Any corrections made to Standard Business Listings by AOL or SB to make such listings accurate.

DESIGNED-FOR-SEGREGATION FEATURES.  See Section 5.3.1(a).



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DIGITAL CITY SERVICE.   The standard, narrow-band U.S. version of Digital
City(R) brand service's local content offerings marketed under the Digital City(R) brand name, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQTM," "AOL Search," "AOL Instant MessengerTM," "AOL NetMailTM," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City(R) brand service's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which Digital City, Inc. ("DCI") does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City(R) brand service local content offering which is materially different from the narrow-band U.S. version of Digital City(R) brand service's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, DCI's Your Town branded cities or any other similar "light" product offering, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City(R) branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI.

DIRECTORY ADVERTISEMENTS. Business listings in the [**] Database which are made more prominent by one or more of the following methods: (i) movement of a business listing from a non-prominent, generic area (e.g., "A-Z Listings", "All Listings", etc.) to a prominent listings area (e.g., "Featured Advertisements",
(ii) badges or added graphics which are used for the sole purpose of enhancing business listings under this Agreement); (iii) the use of branding, font size, color, or as may be designated by AOL from time to time, other differentiators, and/or (iv) category-specific sponsorships within the YP Product (e.g., a U-Haul sponsorship of a YP Product "moving" category, but not including other U-Haul standard banners or advertisements that are sold separately from YP Product sales packages). For the avoidance of doubt, the definition of Directory Advertisements shall include Additional DA Upsells. Without limitation, Directory Advertisements shall not include: (a) Standard Business Listings; (b) standard banner advertisements, sponsorships or other standard promotional placements or links sold or otherwise provided by AOL or any AOL Affiliate (provided that such sale or provision shall be subject to Section 18 hereof);
(c) features, functionality or other content not constituting Additional DA Up-sells (as set forth in Section 18.2.5); (d) AOL Features or Functionality; or
(e) Self-Published Ads.

Directory Advertisement Revenues.  See Section 18.2.3.

Directory Advertisement Sales Packages. Sales packages comprised of Directory Advertisements, but in no event including any AOL Features or Functionality unless otherwise agreed upon in writing by AOL in advance.

DLA Platform.   "DLA Platform" shall have the meaning set forth in Section 2 of this Agreement.

ENGINEERING FEE PERCENTAGE INCREASE. The percentage increase to be added to the hourly Engineering Fees to be paid by AOL to SB hereunder for hourly work performed in excess of the Monthly [**]-Hour Threshold (as described in Section 11.1), (a) to be applied in each Year of the License Period (as reset on each anniversary of the Effective Date), (b) as determined by a third-party expert to be mutually agreed upon by the Parties, and in no event to exceed [**] percent ([**]%) in any given Year of the License Period. For example, if at the end of the First Year of the Initial Term, such mutually agreed-upon third party determines that engineering hourly rates in the relevant geographic region have increased by [**] percent ([**]%), then the Hourly Engineering Rate to be paid by AOL to SB (as set forth on Exhibit J) shall be increased by [**]% for the Second Year of the Initial Term.



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ENGINEERING HOURS.  Any hours in which SB, its employees, agents or subcontractors, perform engineering, consulting, support, maintenance, or training work as required, or requested by AOL, pursuant to this Agreement, including, without limitation, hours spent: (a) customizing any software, technology, processes, tools, APIs, features, or functionality to meet AOL's specifications or requirements; (b) developing new software, technology, processes, tools, APIs, features, or functionality as required by this Agreement or requested by AOL; (c) monitoring, testing, integration, and implementation of developments created by SB, its agents or subcontractors, or by AOL or its engineers; and (d) supporting, maintaining, or updating the DLA Platform and/or [**] Database. Notwithstanding the foregoing, the following work shall not be counted toward, or included in, Engineering Hours: (i) All-In Services; and (ii) Training Minimums (as defined in Section 10.1.5).

EXISTING AOL DATA. Any Directory Advertisements or Standard Business Listings owned or otherwise licensed by AOL from any third party on or prior to the Effective Date that AOL elects to include within any YP Database.

EXISTING SB DATA. Any Standard Business Listings or Directory Advertisements made available by SB to AOL as of the Effective Date and included in the [**] Database.
[**] DATABASE.  See Section 3.2.

FIRST LEVEL CUSTOMER SERVICE. The handling of initial inquiries from a customer and the responses to all questions, comments and complaints to which the Party handling the initial inquiry is able to adequately respond, using good faith efforts, without assistance from any other Party.

FIRST YEAR.  The period commencing on the Effective Date and ending on the first
----------
anniversary thereof.

FOURTH YEAR. The period commencing on the day immediately following the third anniversary of the Effective Date and ending on the fourth anniversary of the Effective Date (if applicable).

INCLUDED SB SERVICES. All work performed by SB, its affiliates, agents, employees, consultants and (to the extent expressly permitted hereunder) subcontractors related to (a) the Initial DLA Platform (including any API developed in relation thereto) and/or (b) the maintenance, operation, support, upgrading, updating and/or development by SB or any of the foregoing entities or persons in the ordinary course of business with respect to any SB YP Platform and/or any SB YP Database (as the same is applied to the DLA Platform (including any API developed in relation thereto) and/or any YP Database, as the case may
be). For purposes of this definition, "ordinary course of business" shall be deemed to include any of the same or similar services listed above that SB carries out for its Standard SB Site (and/or generally for its SB Interactive Sites) on a regular basis or otherwise regularly in the normal course of its interactive online yellow pages business operations.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an online service or Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) covering a broad range of subjects and targeted at a broad audience (e.g., a search and directory service or portal) and/or marketing a broad selection of products and/or services [**]); or (iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages.

INTERACTIVE SITE. Any interactive product, site or area, including, by way of example and without limitation, (i) a site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product.

INITIAL TERM.  See Section 20.1.



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KEYWORD SEARCH TERMS.  (a) The Keyword online search terms made available on the
AOL Service, combining AOL's Keyword online search modifier with a term or phrase specifically related to SB (and determined by AOL, subject to the terms of this Agreement, and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to SB and determined by AOL, subject to the terms of this Agreement.

LEVEL I DATA ENHANCEMENTS. Any data beyond a Standard Business Listing contained in the [**] Database that enhance the Standard Business Listings inserted into the [**] Database.

LEVEL II DATA ENHANCEMENTS. Any data or other content (incremental to that which is contained in the [**] Database) that enhances the features and functionality and/or data contained in the DLA Platform.

LICENSED CONTENT. All Content offered by SB or any SB-Licensed Data provider (excluding Content offered by AOL or any AOL-Licensed Data provider) through the YP Product pursuant to this Agreement or otherwise provided by SB or its agents in connection herewith (e.g., offline or online promotional Content, etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

LICENSE.  See Section 8.

LICENSE PERIOD.  See Section 8.1 hereof.

[**] FEATURES.  See Section 5.3.1(b).

LOCAL BUSINESS DIRECTORY PRODUCTS. See Section 1.

[**] DATABASE.  See Section 3.1.

MONTHLY [**]-HOUR THRESHOLD. See Section 11.1.

NETSCAPE NETBUSINESS. The targeted, special purpose, business-to-business area, owned and controlled by AOL (which may be linked to from other areas of the AOL Network in AOL's sole discretion), and which is the area expected to initially be a sub-channel within the Small Business channel of Netcenter (and, at a later point, possibly may, at AOL's option, form the entirety of the content of the Small Business channel or be made into a Netcenter channel separate from the Small Business channel, or may be an independently branded stand-alone area).

NETCENTER. Netscape Communications Corporation's primary narrow-band Internet-based Interactive Site marketed under the "Netscape Netcenter" brand (whether delivered through a narrow-band or broadband connection), specifically excluding
(a) any other AOL Interactive Site (e.g., AOL.com, Netscape Netbusiness, MovieFone.com, etc.) or AOL Interactive Service (e.g., CompuServe, ICQ, AOL Instant Messenger, etc.), (b) any international versions of such Interactive Site, (c) "You've Got Pictures(TM)," "Shop@," "NetMail(TM)," "Love@AOL", "AOL Hometown," "AOL PLUS", "My News" or any similar independent product, service or property which may be offered by, through or with such Interactive Site, (d) any programming or Content area offered by or through such site over which Netscape Communications Corporation does not exercise substantially complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (f) any white pages, classifieds or other search, review or other non-Competitive Product, (g) any co-branded or private label branded version of Netcenter(TM) and (h) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter" brand, by virtue of its branding, distribution, functionality, Content or services, including,



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without limitation, any private-label or co-branded versions and any version primarily distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g. Custom NetCenters built specifically for third parties).

OTHER FEES.    Any margin paid to SB (at AOL's election) above any Required
Third Party Licensing Fees.

PRESS RELEASE.  See Section 20.6.

PROMOTIONAL MATERIALS.  See EXHIBIT I, Paragraph 2.

Qualified New Member. An AOL Member acquired through the customer acquisition efforts outlined in Section 16 of this Agreement, who (i) registers for the AOL Service during the Term, using SB's special promotional identifier, and (ii) who pays the then-standard fees required for membership to the AOL Service through [**] billing cycles.

RESULTS PAGES. Pages within the YP Product displaying results of a Search of any YP Database (including, without limitation, any initial listings, subsequent listings, "more info" pages, and pages containing any Standard Business Listings, Directory Advertisements or Self-Published Ads, etc.), and other pages mutually agreed upon by the Parties, in each case displayed within the AOLYP User Interface.

REQUIRED THIRD PARTY LICENSING FEES. Licensing fees required to be paid by SB to third parties (pursuant to contractual arrangement) to sublicense third-party features or functionality to AOL that are not required to be provided by SB to comply with its obligations hereunder with respect to the Initial Platform or Included SB Services.

SB ALTERNATIVE SALES FORCES.  See Section 10.1.2.

SB APIS.  See Section 5.1.1.

SB  DATA.   Any (i) Existing SB Data, (ii) solely to the extent permitted hereunder after the Effective Date (e.g., permitted pursuant to Section 10.1 of the Agreement), any Directory Advertisements, Standard Business Listings, or Self-Pub Ads sold or otherwise made available by SB or any SB Alternative Sales Force for inclusion in the [**] Database hereunder, and (iii) any Level I Data Enhancements made available to AOL by SB after the Effective Date for inclusion in the [**] Database as expressly permitted hereunder. For the avoidance of doubt, SB Data shall specifically exclude Third Party Licensed Data. For purposes of this Agreement, any Corrected Data relating to any of the foregoing required to make SB Data accurate shall be considered SB Data.

SB FEATURES AND FUNCTIONALITY. The copyright interest in features and functionality (not including the data) owned by SB or any SB Affiliate, and generally made available through or on SB Interactive Sites, whether in existence on the Effective Date or created, developed or acquired (other than those created or developed by or acquired from AOL) by SB or any SB Affiliate thereafter, including, without limitation: SB's copyright interest in general and categorized business listing search functionality, name and/or address-based business search functionality and/or other features or functionality that are generally available on SB Interactive Sites via any platform or media.

SB INTERACTIVE SITE. Any Interactive Site which is owned, managed, maintained, programmed, powered, or controlled by SB.

SB YP DATABASE. The yellow pages database made available on the Standard SB Site and any yellow pages database generally made available by SB on other SB Interactive Sites, and [**] Database.

SB-Licensed Data. Any Directory Advertisements, Standard Business Listings or other listings licensed by SB from any third party and included in the [**] Database during the License Period.




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SB PLATFORM COMPONENTS.  See Section 7.1.1.

SB YP PLATFORM. The yellow pages platform made available on the Standard SB Site (and any yellow pages features and functionality generally made available as part of such platform by SB on other SB Interactive Sites).

Search. A query of any YP Database which produces results or a statement that no matching results are available in such YP Database when an AOL User clicks on a "search" or "go" or similar button after partially or fully completing a search form designed to query such YP Database.

Search Screen. A page within the YP Product where an AOL User is prompted to manually type in a category and a location to form the basis of a query of the relevant YP Database.

SECOND LEVEL CUSTOMER SERVICE. The handling of customer inquiries where the initial recipient of the inquiry, despite its good faith efforts, requires assistance of another Party to adequately respond to the inquiry.

SECOND YEAR. The period commencing on the day immediately following the first anniversary of the Effective Date and ending on the second anniversary of the Effective Date.

SELF-PUBLISHED ADS. Business listings in the YP Databases which are created online by the purchaser of the listing and which contain information other than, and in addition to, that which appears in a Standard Business Listing and/or which is presented in a manner which is different from a Standard Business Listing (e.g., a listing including a link to a business' web site or a listing containing enhanced graphics).

STANDARD BUSINESS LISTINGS. Standard business listings, including business name, address, city, state, zip code, telephone number, facsimile number, and any other applicable standard listing attributes of the [**] Database, as displayed to users in standard form, order and prominence.

Standard SB Site. The SB Interactive Site located at www.switchboard.com (or any successor principal SB Web site ).

STEERING COMMITTEE.  See Section 13.

TERM.  See Section 20.1.

THIRD PARTY LICENSED DATA. Third Party License Data shall mean (a) AOL-Licensed Data and (b) SB-Licensed Data.

THIRD YEAR. The period commencing on the day immediately following the second anniversary of the Effective Date and ending on the third anniversary of the Effective Date (if applicable).

THREADED AOL MODIFICATION.  See Section 5.3.1(c).

WIND-DOWN PERIOD.  See Section 20.7.

YEAR. Each of the First Year, the Second Year, and (if applicable) the Third Year and the Fourth Year.



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                                   EXHIBIT B

CROSS PROMOTIONS

SB CROSS-PROMOTION

A. Subject to existing contractual obligations of SB in full force and effect on the Effective Date, so long as AOL provides SB with the interim explanation page referenced in Section 15 of this Agreement, within the Standard SB Site (or any successor Web site thereto), SB shall include the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least [**] pixels or [**] pixels in size) appearing "above the fold" on the first screen of the Standard SB Site, to promote such AOL products or services as AOL may designate (e.g., the America Online brand service, the CompuServe brand service, the AOL Instant Messenger service, etc.); or (ii) a prominent "Try AOL" feature (at least [**] pixels or [**] pixels in size) in accordance with the terms of AOL's Affiliate program, the terms of which can be found at www.affiliate.aol.com. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). SB shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within [**] days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, upon any request by AOL, SB shall provide AOL with the number of impressions to the pages containing the AOL Promos during the prior [**] or the period since AOL's last such request; provided, however, that the Parties will work together in good faith to implement a process by which SB shall provide AOL with regular [**] updates with respect to such impressions figures. In the event that AOL elects to serve the AOL Promos to the SB Interactive Site from an ad server controlled by AOL or its agent, SB shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the SB Interactive Site on which the AOL Promos will appear. In the event that SB ceases display of the AOL Promos, AOL shall have the right to cease use of the interim explanation page described in the first sentence above.

B. Upon the [**] and subject to existing contractual obligations of SB in full force and effect on the Effective Date, in SB's television, print and "out of home" (e.g., buses, billboards, point of purchase, and other "place-based" promotions) advertisements, SB will include specific references or mentions (verbally where possible) to the AOL Keyword Search Term "Yellow Pages" (or other Keyword Search Term as mutually agreed upon by the Parties from time to time). Such references or mentions shall be (a) at least [**] scan lines in any television advertisement, and (b) at least [**] in height in any print creative. Notwithstanding the foregoing, such references or mentions shall be at least as prominent as any references that SB makes to any third-party Interactive Site (by way of site name, related company name, URL or otherwise ((other than any entity which as of the Effective Date owns more than [**]% of the outstanding shares of common stock of SB)). Without limiting the generality of the foregoing, SB's listing of the "URL" for any SB Interactive Site in any advertisement related to its yellow pages product will be accompanied by a prominent listing of the Keyword Search Term "Yellow Pages", which listing shall conform to the Keyword Search Term Guidelines set forth in Section D below. SB shall not promote, in any television, radio, print or "out of home" advertisements any other third-party Internet keyword (e.g., "Real Name") search term for any yellow pages product other than the Keyword Search Term for the YP Product (unless such Internet keywords become a primary means by which Web users navigate on the
    Web).

C. SB will not implement or authorize any promotion on Standard SB Site or offline for any other Interactive Service (other than any entity which as of the Effective Date owns more than [**]% of the outstanding shares of common stock of SB) that is more favorable in any material respect to the promotion required or provided to AOL pursuant to this Exhibit B



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D.  Keyword Guidelines:

    GRAPHIC:  PRINT/TV/"OUT OF HOME"

    Required listing:      (AOL Triangle appears) America Online Keyword:
                           Yellow Pages
                           AMERICA ONLINE KEYWORD: YELLOW PAGES

 .  'America Online' must be spelled out
 .  Capitalization - listing should appear in initial caps only
   Note:  K of Keyword must always be capitalized
 .  Font, Font style and Size must all be consistent
 .  Listing size must be prominent and no less prominent than any listing/promotion for any/all other third-parties featured
 . Equal prominence applies to size, voice-over support, and length of listings . Listings must be no less than [**] height on print advertisements
 .  Television listing must represent at least [**]  scan lines


                    AOL must approve all uses prior to usage



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                                   EXHIBIT C

Performance Specifications


To the extent the provisions of this Exhibit C conflict with the terms set forth in the main Agreement (excluding performance and specification obligations), the terms of the Agreement shall govern.

All SB obligations set forth in this Exhibit C shall apply to all data included in the [**] Database prior to the Launch Date (and shall constitute part of SB's obligations with respect to the Initial YP Platform for purposes of AOL's acceptance thereof as set forth in Section 11.5 of this Agreement). In addition, all SB obligations set forth in this Exhibit C also shall apply on an on-going basis throughout the Term to all data in the [**] Database (and shall constitute part of SB's obligations with respect to the DLA Platform under this Agreement).

Ongoing Specifications  - Section I

1.   Support Guidelines.

     A. Hours of Operation. SB shall provide AOL with technical support twenty-four hours a day, seven days a week, 365 days a year as set forth herein.

     B.   Definitions.

          1. Severity 1 Problem. Any error, bug, or malfunction that causes the DLA Platform, the [**] Database and/or any material component under SB's control of any Local Business Directory Product, including without limitation the YP Product, (any "Material Component") to become inaccessible to AOL and/or any AOL Users.

          2. Severity 2 Problem. Any error, bug, or malfunction that causes any feature of the DLA Platform, the [**] Database and/or any Material Component to become inaccessible to AOL and end users of the AOL Network or to have a material degradation in response time or functional performance.

          3. Severity 3 Problem. Any material error, bug, or malfunction that makes any feature of the DLA Platform, the YP Database and/or any Material Component perform unpredictably or otherwise become intermittently unavailable, or that causes the DLA Platform, the YP Databases and/or any Material Component to have a significant degradation in response time or functional performance.

          4. Severity 4 Problem. Any requested non-functional changes or improvements or any non-material bug or malfunction not significantly degrading the AOL User experience with respect to the DLA Platform will be treated a Severity 4 Problem. This provision includes requests by AOL to incorporate a new feature or enhance an existing feature of the DLA Platform, the YP Databases and/or any Material Component.


          5. Fix. A correction, fix, alteration or workaround that solves a Problem of any severity.



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2.   Contact Points.

     A. AOL Technical Support Personnel. AOL will designate a subset of operations employees as qualified to contact SB for technical support. SB will, at no cost to AOL (other than as part of the SB Consulting Fees), provide AOL with sufficient training to enable AOL to undertake its obligations and obtain its benefits hereunder. The Parties will mutually agree on the amount and content of such training, the personnel who will be trained, the timing of such training, and the location of such training. Each Party will pay its own travel expenses for such training.

    B. SB Technical Support Personnel. SB shall appoint dedicated technical support personnel ("Technical Support Personnel") with reasonable and substantial relevant training and experience to whom AOL may address all technical questions relating to the DLA Platform, the YP Databases and/or any Material YP Component. SB will ensure that its Technical Support Personnel are adequately trained to provide technical support to AOL. SB will provide AOL with a web interface or an email address (the "Support Address"), an email pager address (the "Support Pager"), and a hotline telephone support number for contacting the SB Technical Support Personnel no later than one week following the Effective Date. SB may change its designated Technical Support Personnel and executive escalation personnel at its discretion with reasonable advance notice to AOL.

    C. 24x7 Contact. SB will provide a 24x7 operations contact for AOL for Severity 1 and 2 Problems. In addition to the foregoing, the SB operations contact shall be available during normal business hours and able to address all questions/issues AOL has regarding the operation of the DLA Platform, the YP Databases and/or any Material YP Component (and any support/maintenance thereof).

    D. Defect Tracking. SB will provide access to defect tracking for all bugs that impact the DLA Platform, the YP Databases, and/or the YP Product.

    E. Service Outage. SB will use commercially reasonable efforts to provide 96 hours of notice for any scheduled service outage, and will in any event provide no less than 48 hours notice for any scheduled service outage.

3.  Support Procedures.

    A. All Problems reported by AOL Technical Support Personnel to SB must be submitted via web site or email to the Support Address or by calling the hotline telephone support number.

    B.  In the event that AOL contacts SB regarding a Severity 1 Problem,
SB will respond to the inquiry and use best commercial efforts to provide a Fix as described in the support table set forth below. In the event that AOL contacts SB regarding a Severity 2 Problem, Severity 3 Problem, or Severity 4 Problem, SB will respond to the inquiry and use commercially reasonable efforts to provide a Fix as described in the support table set forth below.




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
Type of problem                  Receipt request            Target response Time         Target Fix Time and Reporting
---------------------------------------------------------------------------------------------------------------------------
Severity 1 Problem       During the hours between 6:00     [**]                     [**]
                         a.m. and 9:00 p.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
                         During the hours between 9:00     [**]                     [**]
                         p.m. and 6:00 a.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
Severity 2 Problem       During the hours between 6:00     [**]                     [**]
                         a.m. and 9:00 p.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
                         During the hours between 9:00     [**]                     [**]
                         p.m. and 6:00 a.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
Severity 3 Problem       During the hours between 6:00     [**]                     [**]
                         a.m. and 9:00 p.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
                         During the hours between 9:00     [**]                     [**]
                         p.m. and 6:00 a.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------
Severity 4 Problem       During the hours between 6:00     [**]                     [**]
(Enhancement Request)    a.m. and 9:00 p.m. Pacific time

---------------------------------------------------------------------------------------------------------------------------
                         During the hours between 9:00     [**]                     [**]
                         p.m. and 6:00 a.m. Pacific time
---------------------------------------------------------------------------------------------------------------------------

     C. SB will inform AOL Technical Support Personnel of Fixes as soon as they are complete.


     D. In the event SB does not respond to AOL within the target response time from email receipt set forth above, then AOL may contact the following SB executive escalation personnel in order:

                                 [**]    [**]



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EXHIBIT C

                           Performance Specifications

                       Section II - Architecture Overview

A. General.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.



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                                   EXHIBIT C

                          Performance Specifications

                       SECTION III - QUERY & DETAILS APIS



  Confidential Materials omitted and filed separately with the Securities and
                             Exchange Commission.





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                                   EXHIBIT C

                           PERFORMANCE SPECIFICATIONS

                           SECTION IV[**]REQUIREMENTS

GENERAL REQUIREMENTS



Confidential Materials omitted and filed separately with the Securities and Exchange Commission.




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                                   EXHIBIT C

                           PERFORMANCE SPECIFICATION

               SECTION V - ADVERTISING CHANNEL TOOLS AND SUPPORT




Confidential Materials omitted and filed separately with the Securities and Exchange Commission.



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                                   EXHIBIT C

                           PERFORMANCE SPECIFICATION

                       SECTION VI - ADVERTISING REPORTING

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.



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EXHIBIT C



                           PERFORMANCE SPECIFICATION

                        SECTION VII - ACCEPTANCE TESTING



  Confidential Materials omitted and filed separately with the Securities and
                              Exchange Commission.




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                                   EXHIBIT D





  Confidential Materials omitted and filed separately with the Securities and
                              Exchange Commission.




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                                   EXHIBIT E


                            [INTENTIONALLY OMITTED]





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EXHIBIT F

STANDARD ONLINE COMMERCE TERMS & CONDITIONS

1. AOL Network Distribution. The Licensed Content shall be distributed by AOL in accordance with the terms of this Agreement. SB will not expressly authorize or permit any third party to distribute or promote the Licensed Content or any SB Interactive Site through the AOL Network absent AOL's prior written approval.

2. Disclaimers. The Parties agree that AOL may include within the YP Product a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Licensed Content is provided solely by SB and not AOL and that AOL has no responsibility for the content or substance of such Licensed Content.

3. Representations and Warranties Regarding Licensed Content. SB represents and warrants that the Licensed Content : (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-applicable Terms of Service for the AOL Service and any other AOL property through which the YP Product will be promoted or any other standard, written AOL policy; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, SB represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. SB shall not in any manner state or imply that AOL recommends or endorses SB or SB's Products (e.g., no statements that SB is an "official" or "preferred" provider of products or services for AOL). AOL will have no obligations with respect to Licensed Content available on or through the YP Product, including, but not limited to, any duty to review or monitor any such Licensed Content.

4. Production Work. In the event that a Party requests production assistance from the other Party in connection with (i) ongoing programming and maintenance related to the DLA Platform, the YP Databases or any other Licensed Content, other than as expressly contemplated in this Agreement (ii) production to modify work performed by a third party provider or (iii) any other type of production work, the Party will work with the requesting Party to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, the Party will notify the requesting Party of (i) it's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent SB elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide").

5. Overhead Accounts. To the extent AOL has granted SB any overhead accounts on the AOL Service, SB will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any customary surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to SB, but SB will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

6. Navigation Tools. Any Keyword Search Terms granted to SB by AOL to be directed to the YP Product shall be subject to availability for use by SB. AOL reserves the right to revoke at any time SB's use of any Keyword Search Terms which do not incorporate registered trademarks of SB. SB acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest SB holds in SB's registered trademark independent of the Keyword Search Term. Notwithstanding the foregoing, AOL agrees not revoke the use of the "yellow pages" keyword by SB unless AOL believes in good faith that the use of such keyword as contemplated herein would expose AOL to infringement or liability with respect to the use of such as intellectual property. Without limiting the generality of the foregoing, SB will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term,




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except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the YP Product, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, SB's rights to any Keyword Search Terms and bookmarking will terminate.

7. Kids and Teens Content. SB shall notify AOL in writing whenever it intends to distribute child designated content for the following age groups on or through the YP Product: (i) Kids (children ages 12 and under), (ii) Young Teens (children ages 13-15), (iii) Mature Teens (children ages 16-17). All Licensed Content appearing on or through the YP Product designated for the foregoing age groups shall comply at all time with AOL's standard, written policies for such groups, which policies shall be made available to SB upon request.





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EXHIBIT G

Form of Stock Purchase Agreement


                      [Filed separately as Exhibit 10.49]


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                                   EXHIBIT H




                            [INTENTIONALLY OMITTED]






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                                   EXHIBIT I

                       STANDARD LEGAL TERMS & CONDITIONS




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1.   Dispute Resolution.

     1.1. Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted to the Management Committee for resolution. For twenty (20) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute. If the Management Committee is unable to amicably resolve the Dispute during the twenty-day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 1 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 1.1 and then, only in compliance with the procedures set forth in the remainder of this Section 1.

     1.2. Arbitration. Except for Disputes relating to issues of proprietary rights, including but not limited to intellectual property and confidentiality, any dispute not resolved by amicable resolution is set forth in Section 1.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in New York and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     1.3. Selection of Arbitrators. The arbitration panel will consist of three arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     1.4. Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     1.5. Arbitration Awards. The arbitrators will have the authority to award compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     1.6. Fees. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

     1.7. Non Arbitratable Disputes. Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section 1 or by law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in a venue to be determined based on the applicable facts, circumstances and law.

 2. Promotional Materials. SB will submit to AOL, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the YP Product and/or referencing AOL and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, SB's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require
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 3.  Trademark License. In designing and implementing the Promotional Materials or as otherwise contemplated under this Agreement and subject to the other provisions contained herein, SB will be entitled to use the trade names, trademarks, and service marks of the AOL Properties; and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of SB for which SB holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; and (iii) complies with all written guidelines provided to it by the other Party related to use of the other Party's Marks.

 4. Ownership of Trademarks. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

 5. Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks will conform to quality standards which the public has come to associate with the use of such Marks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

 6. Infringement Proceedings. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

 7. Representations and Warranties. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

 8.  LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION.

 8.1  LIABILITY.   UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE
 OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE USE OR INABILITY TO USE THE AOL NETWORK, ANY AOL PROPERTY(IES), THE LOCAL BUSINESS DIRECTORY PRODUCTS, OR THE YP PRODUCT, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 8.3. EXCEPT AS PROVIDED IN SECTION 8.3 OR WITH RESPECT TO A TERMINATION OF THE AGREEMENT BY AOL DUE TO SB'S MATERIAL BREACH OF ANY APPLICABLE RESTRICTIONS SET FORTH IN THIS AGREEMENT ON SB'S USE OF AOL FEATURES OR FUNCTIONALITIES, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF FIXED GUARANTEED PAYMENT OBLIGATIONS OWED BY SB HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

 8.2 NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING, WITHOUT LIMITATION, THE AOL NETWORK, THE AOL PROPERTIES, THE LOCAL BUSINESS DIRECTORY PRODUCTS OR THE YP PRODUCT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE YP PRODUCT.

 8.3 Indemnity. Either Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party
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 expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach or alleged material breach of any duty, obligation, representation, or warranty of this Agreement. In addition, Each Party shall indemnify and hold harmless the other for any and all third party claims, suits, actions and/or proceedings arising out of the use in accordance with the terms of this Agreement by the other Party of such Standard Business Listings (including any AOL- or SB-Licensed Data) within the YP Product (and/or in connection with the DLA Platform).

 8.4 Claims. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

 10. Acknowledgment. AOL and SB each acknowledges that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The Parties agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement. The provisions of this Section 10 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

 11. Solicitation of AOL Users. During the Term of the Agreement, SB will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. In addition to the foregoing, during the Term and for a two year period following the expiration or termination of this Agreement, SB also shall not use information obtained pursuant this Agreement to solicit AOL Users on behalf of another Interactive Service. More generally, SB will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with SB or (ii) provided information to SB through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by SB or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from SB, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

 12. AOL User Communications. To the extent that SB is permitted to communicate with AOL Users under Section 11 of this Exhibit I, in any such communications to AOL Users (including, without limitation, e-mail solicitations), SB will not target AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using any yellow pages product other than the YP Product, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; (iv) changing the default home page on the AOL browser; (v) to promoting any other Interactive Service; or (vi) promoting any SB Interactive Site as preferential to the AOL YP Product. In the spirit of Section 11, general communications (i.e., non-targeted mass distributions) sent to registered users of any SB Interactive Site shall not be subject to the restrictions contained in this
 Section 12..

 13. Collection and Use of User Information. SB shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy". Subject to the Confidentiality restrictions contained herein, SB will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use User Information collected under this Agreement to market another Interactive Service.

 14. Excuse. Neither Party will be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.



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15.  Independent Contractors.  The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16. Notice. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed;
(iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of SB, such notice will be provided to both the President and the General Counsel (fax no. (508) 870-2000) each at the address for SB set forth in the first paragraph of this Agreement.

17. No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

18. Return of Information. Upon the expiration or termination of this Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified by the other Party.

19.  Survival.  Sections 3, 5, 6.4, 7, 8, 11.5, 17, 18, 19, 20 and 21 of the
body of the Agreement, Sections 1 through 29 of this Exhibit I, and any payment obligations accrued prior to termination or expiration, and any other provision which, by its nature or express terms should survive termination, will survive the completion, expiration, termination or cancellation of this Agreement.

20. Entire Agreement. This Agreement and the Exhibits attached hereto, the Stock Purchase Agreement, and the Source Code Escrow Agreement, sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

21. Amendment. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least Vice President level.

22. Further Assurances. Each Party will take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

23. Construction; Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

24. Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, neither Party will be entitled to offset any amounts that it claims to be due and payable from the other Party against amounts otherwise payable by such Party.

25. Applicable Law. Except as otherwise expressly provided herein, this Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York except for its conflicts of laws principles.

26. Export Controls. Both Parties will adhere to all applicable laws, regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

27. Headings. The captions and headings used in this Agreement are inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

28. Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. This Agreement, and written amendments hereto, may be executed by facsimile.

29. Remedies Not Exclusive. AOL shall have the right, without limitation, to seek any remedies under this Agreement, under applicable law or in equity, in the event AOL terminates this Agreement due to SB's material breach of any applicable restriction set forth herein on SB's use of AOL Features or Functionality.




  CONFIDENTIAL - AOL - SWITCHBOARD DIRECTORY AND LOCAL ADVERTISING PLATFORM
                              SERVICES AGREEMENT

                                                                  EXECUTION COPY

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.





EXHIBIT J

HOURLY SB ENGINEERING RATES



Consulting Engineer:    $[**] per hour


Senior Engineer:        $[**] per hour


Engineer:               $[**] per hour




   CONFIDENTIAL - AOL - SWITCHBOARD DIRECTORY AND LOCAL ADVERTISING PLATFORM
                               SERVICES AGREEMENT

                                        62